FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, October 31, 1995 (unaudited)


                                                                                                        Value
   Shares       Franklin California Growth Fund                                                       (Note 1)
                Common Stocks  85.7%

                Business Services  3.5%
     15,000     Avery-Dennison Corp. ............................................................     $  671,250
     16,500    aRobert Half International, Inc. .................................................        602,250
                                                                                                       1,273,500
                Consumer Services  2.7%
      3,700     Disney (Walt) Co. ...............................................................        213,212
     17,000     McClatchy Newspapers, Inc., Series A ............................................        335,750
      5,000     United Television, Inc. .........................................................        426,250
                                                                                                         975,212
                Electronic Technology  16.0%
      3,600    a3Com Corp. ......................................................................        169,200
     14,000    aBay Networks, Inc. ..............................................................        927,500
      8,000    aCisco Systems, Inc. .............................................................        620,000
      5,000    aComputer Sciences Corp. .........................................................        334,375
     25,000    aConner Peripherals, Inc. ........................................................        450,000
     20,000     Logicon, Inc. ...................................................................        457,500
     15,000    aNovell, Inc. ....................................................................        247,500
     13,000    aRead-Rite Corp. .................................................................        453,375
     11,800    aSeagate Technology, Inc. ........................................................        528,050
     40,000    aSilicon Graphics, Inc. ..........................................................      1,330,000
     13,000    aVeriFone, Inc. ..................................................................        351,000
                                                                                                       5,868,500
                Energy/Minerals  7.0%
      6,000     Atlantic Richfield Co. (ARCO) ...................................................        640,500
     10,000     Chevron Corp. ...................................................................        467,500
     25,000     Ultramar Corp. ..................................................................        609,375
     20,000     Unocal Corp. ....................................................................        525,000
      7,500    aWestern Atlas, Inc. .............................................................        329,063
                                                                                                       2,571,438
                Finance  2.4%
     20,600    aSilicon Valley Bancshares .......................................................        396,550
     10,000     The PMI Group, Inc. .............................................................        480,000
                                                                                                         876,550
                Health Services  4.9%
     15,000    aAccess Health, Inc. .............................................................        466,875
     15,000    aFoundation Health Corp. .........................................................        635,625
     10,000    aPacifiCare Health Systems, Class A ..............................................        705,000
                                                                                                       1,807,500
                Health Technology  3.2%
      6,000    aAmgen, Inc. .....................................................................     $  288,000
      5,000    aGenentech, Inc. .................................................................        250,625
     25,000     Mentor Corp. ....................................................................        550,000
     10,000    aPenederm, Inc. ..................................................................         98,750
                                                                                                       1,187,375
                Leisure Time  3.8%
     60,000    aAldila, Inc. ....................................................................        266,250
     25,000     Anthony Industries, Inc. ........................................................        465,625
     40,000     Callaway Golf Co. ...............................................................        655,000
                                                                                                       1,386,875
                Other
        486  a,bLynx Therapeutics, Inc. .........................................................              -
                Producer/Manufacturing  4.1%
      7,000     Clorox Co. ......................................................................        502,250
     22,000     Mattel, Inc. ....................................................................        632,500
     13,000     Superior Industries International, Inc. .........................................        365,625
                                                                                                       1,500,375
                Real Estate  4.3%
     30,000     Bay Apartment Communities, Inc. .................................................        618,750
     30,000     Irvine Apartment Communities, Inc. ..............................................        536,250
     10,000     Nationwide Health Property, Inc. ................................................        411,250
                                                                                                       1,566,250
                Retail Trade  2.9%
     17,000    aPrice/Costco, Inc. ..............................................................        289,000
     35,000    aStrouds, Inc. ...................................................................        161,875
     25,000    aVons Companies, Inc. ............................................................        634,375
                                                                                                       1,085,250
                Semiconductors/Equipment  11.3%
     15,000    aAdaptec, Inc. ...................................................................        667,500
      6,000    aApplied Materials, Inc. .........................................................        300,750
      7,000    aElectroglas, Inc. ...............................................................        491,750
     12,000     Intel Corp. .....................................................................        838,500
      9,800     Linear Technology Corp. .........................................................        428,750
     25,000    aNational Semiconductor Corp. ....................................................        609,375
     10,000    aXilinx, Inc. ....................................................................        460,000
     10,000    aZilog, Inc. .....................................................................        355,000
                                                                                                       4,151,625
                Technology Services   6.8%
      8,000    aBusiness Objects SA, ADR ........................................................     $  346,000
     12,700    aDendrite International, Inc. ....................................................        220,662
     10,000    aInformix Corp. ..................................................................        291,250
     10,000    aIntegrated Systems, Inc. ........................................................        350,000
      4,000    aMicrosoft Corp. .................................................................        400,000
     12,000    aOracle Systems Corp. ............................................................        523,500
     27,000    aSystemsoft Corp. ................................................................        388,125
                                                                                                       2,519,537
                Telecommunications  1.7%
     18,000    aSpectrian Corp. .................................................................        391,500
     15,000    aTekelec .........................................................................        217,500
                                                                                                         609,000
                Transportation  4.6%
     14,750     Air Express International Corp. .................................................        306,063
     10,600     Expeditors International of Washington, Inc. ....................................        279,575
     25,000     Harper Group, Inc. ..............................................................        450,000
     40,000    aMesa Airlines, Inc. .............................................................        380,000
     12,459    aSouthern Pacific Rail Corp. .....................................................        277,212
                                                                                                       1,692,850
                Utilities  6.5%
     17,000    aAirTouch Communications, Inc. ...................................................        484,500
     20,000     Pacific Enterprises .............................................................        495,000
     23,000     San Diego Gas & Electric Co. ....................................................        534,750
     30,000     SCEcorp .........................................................................        510,000
     20,000     Southern California Water .......................................................        377,500
                                                                                                       2,401,750
                      Total Common Stocks (Cost $28,455,209) ....................................     31,473,587
                Preferred Stocks  .7%
                Real Estate
      6,800    cCatellus Development Corp., $3.625 cvt. pfd., Series B (Cost $256,700) ..........        259,250





                Convertible Bonds  .8%............................................................
                Electronic Technology
   $195,000    c3COM Corp., cvt. sub. notes, 10.25%, 11/01/01 (Cost $243,275) ...................     $  311,025
                      Total Investments before Repurchase Agreements (Cost $28,955,184) .........     32,043,862
               dReceivables from Repurchase Agreements  14.8%
  3,000,000     Citicorp Securities, Inc., 5.85%, 11/01/95 (Maturity Value $3,000,488)
                 Collateral: U.S. Treasury Notes, 6.125%, 07/31/96 ..............................      3,000,000
    425,000     Daiwa Government Securities, Inc., 5.90%, 11/01/95 (Maturity Value $425,070)
                 Collateral: U.S. Treasury Notes, 6.125%, 09/30/00 ..............................        425,000
  1,976,693    eJoint Repurchase Agreement, 5.887%, 11/01/95
                 Daiwa Securities America, Inc., (Maturity Value $441,685)
                  Collateral: U.S. Treasury Bills, 04/25/96
                   U.S. Treasury Notes, 6.125%, 09/30/00
                 Donaldson, Lufkin & Jenrette, (Maturity Value $521,991)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
                   Swiss Bank Corp., (Maturity Value $521,991)
                  Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                   UBS Securities, Inc., (Maturity Value $521,991)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00...........      2,007,330
                      Total Receivables from Repurchase Agreements (Cost $5,432,330) ............      5,432,330
                          Total Investments (Cost $34,387,514)  102.0% ..........................     37,476,192
                          Liabilities in Excess of Other Assets, Net  (2.0)% ....................       (733,610)
                          Net Assets  100% ......................................................    $36,742,582


                At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $34,387,514 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which
                  there was an excess of value over tax cost ....................................    $ 3,917,443
                  Aggregate gross unrealized depreciation for all investments in which
                  there was an excess of value over tax cost ....................................       (828,765)
                  Net unrealized appreciation ...................................................    $ 3,088,678


aNon-income producing.
bSee Note 7 regarding restricted securities.
cSee Note 8 regarding Rule 144A securities.
dFace amount for repurchase agreements is for the underlying collateral. eSee Note 1(H) regarding Joint Repurchase Agreement.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, October 31, 1995 (unaudited)



                                                                                                         Value
 Country*       Shares        Franklin Strategic Income Fund                                           (Note 1)
                              Preferred Stocks  2.5%

                              Financial Services  1.3%
    US              1,000     First Nationwide Bank, 11.50% pfd. .................................    $  113,500
                              Media & Broadcasting  1.2%
    US                103     PanAmSat Corp., L.P., 12.75% pfd., PIK .............................       111,985
                                    Total Preferred Stocks (Cost $203,094) .......................       225,485
                              Convertible Preferred Stocks  2.5%
                              Financial Services  2.1%
    US              1,500     Integon Corp., $3.875 cvt. pfd. ....................................        80,813
    US              2,500    cParker & Parsley Capital, 6.25% cvt. pfd. ..........................       111,250
                                                                                                         192,063
                              Real Estate Investment Trust  .4%
    US              1,400     Property Trust of America, $1.75 cvt. pfd., Series A ...............        33,250
                                    Total Convertible Preferred Stocks (Cost $223,383) ...........       225,313
                 Face
                Amount
                              Corporate Bonds  26.0%
                              Cable Television  2.3%
    US         $  150,000    fBell Cablemedia, Plc., senior disc. notes, zero coupon to 07/15/99,
                             (original accretion rate 11.95%), 11.95% thereafter, 07/15/04 .......       102,563
    US            100,000     Rogers Cablesystems, Inc., guaranteed notes, 9.625%, 08/01/02 ......       102,250
                                                                                                         204,813
                              Consumer Goods  3.3%
    US            100,000    cHerff Jones Inc., senior sub. notes, 11.00%, 08/15/05 ..............       103,500
    US            100,000     Playtex Family Products Corp., senior sub. deb., 9.00%, 12/15/03 ...        90,500
    US            100,000     Sealy Corp., senior sub. notes, 9.50%, 05/01/03 ....................       101,000
                                                                                                         295,000
                              Containers & Packaging  1.2%
    US            100,000     Owens Illinois, Inc., senior sub. deb., 10.50%, 06/15/02 ...........       105,500
                              Energy  1.2%
    US            100,000     Gulf Canada Resources, Ltd., senior sub. deb., 9.25%, 01/15/04 .....       103,063
                              Food/Beverages  1.2%
    US            100,000     Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 02/01/05 .....       104,500
                              Food Retailing  3.4%
    US            100,000     Brunos Inc., senior sub. notes, 10.50%, 08/01/05 ...................        98,500
    US            100,000     Dominick's Finer Foods, senior sub. notes, 10.875%, 05/01/05 .......       105,375
    US            100,000     Grand Union Co., senior notes, 12.00%, 09/01/04 ....................        96,750
                                                                                                         300,625
                              Forest & Paper Products  2.4%
    US         $  100,000     Repap New Brunswick, senior notes, second priority, 10.625%, 04/15/05   $  102,500
    US            100,000     S.D. Warren Co., senior sub. notes, 12.00%, 12/15/04 ...............       111,500
                                                                                                         214,000
                              Gaming & Hotels  3.5%
    US            100,000     Aztar Corp., senior sub. notes, 13.75%, 10/01/04 ...................       108,500
    US            100,000    cPlayers International, Inc., senior notes, 10.875%, 04/15/05 .......        95,375
    US            100,000     Showboat, Inc., senior sub. notes, 13.00%, 08/01/09 ................       109,500
                                                                                                         313,375
                              Health Care  2.4%
    US            100,000     OrNda Healthcorp., guaranteed, senior sub. notes, 11.375%, 08/15/04        112,000
    US            100,000     Tenet Healthcare Corp., senior sub. notes, 10.125%, 03/01/05 .......       107,500
                                                                                                         219,500
                              Industrial  1.4%
    US            150,000    fAmerican Standard, Inc., senior sub. deb., zero coupon to 06/01/98,
                              (original accretion rate 10.50%), 10.50% thereafter, 06/01/05 ......       126,375
                              Media & Broadcasting  1.1%
    US            100,000     American Media Operation, senior sub. notes, 11.625%, 11/15/04 .....       102,500
                              Metals & Mining  1.5%
    US            100,000    fAcme Metals, Inc., guaranteed senior secured disc. notes, zero coupon to
                              08/01/97, (original accretion rate 13.50%), 13.50% thereafter, 08/01/04     78,625
    US             50,000     Ucar Global Enterprises, Inc., senior sub. notes, 12.00%, 01/15/05 .        56,375
                                                                                                         135,000
                              Textile  1.1%
    US            100,000     WestPoint Stevens, Inc., senior notes, 8.75%, 12/15/01 .............       101,500
                                    Total Corporate Bonds (Cost $2,210,203) ......................     2,325,751
                              Convertible Bonds  9.7%
                              Electronics  3.6%
    US             65,000    cAltera Corp., cvt. sub. notes, 5.75%, 10/15/02 .....................        87,588
    US            125,000    cDovatron International, Inc., cvt. sub. notes, 6.00%, 10/15/02......       127,500
    US            100,000    cSanmina Corp., sub. notes, 5.50%, 08/15/02 .........................       111,500
                                                                                                         326,588
                              Food/Beverages  .7%
    US             65,000     Chock Full O'Nuts Corp., cvt. deb., 7.00%, 10/15/02 ................        59,475





                              Health Care  1.2%
    US          $  40,000     Integrated Health Services, Inc., senior sub. deb., 5.75%, 01/01/01      $  40,200
    US             70,000     Maxxim Medical, Inc., cvt. sub. deb., 6.75%, 03/01/03 ..............        69,300
                                                                                                         109,500
                              Industrial  1.0%
    US             70,000     Raymond Corp., cvt. sub. deb., 6.50%, 12/15/03 .....................        87,675
                              Information/Technology  .8%
    US             65,000    cBay Networks Inc., cvt. sub. deb., 5.25%, 05/15/03 .................        73,369
                              Lodging  1.2%
    US            100,000     Prime Hospitality Corp., cvt. sub. notes, 7.00%, 04/15/02 ..........       105,625
                              Telecommunications  1.2%
    US            110,000    cAll American Communications, cvt. sub. deb., 6.50%, 10/01/03 .......       107,800
                                    Total Convertible Bonds (Cost $817,827) ......................       870,032
                              Foreign Corporate Bonds  6.2%
    US            100,000     Bridas Corp., senior notes, 12.50%, 11/15/99 .......................        96,000
    US            120,000     Centrais Eletricas Brasileiras S.A., 10.00%, 10/30/98 ..............       119,400
    US            100,000    cEssar Guajarat, Ltd., floating rate deb., 9.40%, 07/15/99 ..........        99,625
    US            125,000    cSEI Holdings IX, Inc., senior notes, 11.00%, 11/30/00 ..............       127,031
    US            100,000     Tjiwi Kimia International, 13.25%, 08/01/01 ........................       109,500
                                    Total Foreign Corporate Bonds (Cost $541,442) ................       551,556
                              Foreign Government Agencies  24.6%
    ES          9,480,000     Bonos y Obligacion del Estado, 12.25%, 03/25/00 ....................        82,208
    DD             60,000     Bundesschatzanweisungen, 6.875%, 12/02/98 ..........................        45,012
    IT        135,000,000     Buoni Poliennali del Tesoro, 9.188%, 07/15/00 ......................        82,718
    DD             80,000     Deutsche Bundespost, 7.75%, 10/01/04 ...............................        60,818
    DD             75,000     Deutschland Bundesrepublik, 8.375%, 05/21/01 .......................        59,682
    DD             70,000     Deutschland Bundesrepublik, 8.250%, 09/20/01 .......................        55,440
    DD             75,000     Deutschland Bundesrepublik, 7.125%, 12/20/02 .......................        56,079
    DD             80,000     Deutschland Bundesrepublik, 6.50%, 07/15/03 ........................        57,446
    DD            150,000     German Unity Fund, 8.00%, 01/21/02 .................................       117,211
    CA            100,000     Government of Canada, 10.25%, 12/01/98 .............................        81,560
    CA            100,000     Government of Canada, 5.75%, 03/01/99...............................        72,075
    CA             53,000     Government of Canada, 6.50%, 06/01/04 ..............................        36,948
    CA            100,000     Government of Canada, 10.50%, 10/01/04 .............................        88,518
    CA             20,000     Government of Canada, 9.00%, 12/01/04 ..............................        16,305
    FR            470,000     Government of France, 8.50%, 03/28/00 ..............................       103,566
    FR            442,000     Government of France, 9.50%, 01/25/01 ..............................       101,723





    DD          $  20,000     International Bank of Reconstruction and Development, 7.125%, 04/12/05    $ 14,672
    DK            108,000     Kingdom of Denmark, 9.00%, 11/15/98 ................................        21,159
    DK            501,000     Kingdom of Denmark, 8.00%, 11/15/01 ................................        95,118
    DK            167,000     Kingdom of Denmark, 8.00%, 05/15/03 ................................        31,263
    DK            327,000     Kingdom of Denmark, 7.00%, 12/15/04 ................................        56,935
    AU            100,000     New South Wales Treasury Corp., 7.00%, 04/01/04.....................        67,594
    NZ            100,000     New Zealand Government, 6.50%, 02/15/00 ............................        64,323
    NZ             80,000     New Zealand Government, 10.00%, 03/15/02 ...........................        60,247
    NZ             80,000     New Zealand Government, 8.00%, 04/15/04.............................        55,411
    AU            225,000     Queensland Treasury Corp., 8.875%, 11/08/96 ........................       173,347
    AU             25,000     Queensland Treasury Corp., 8.00%, 05/14/03 .........................        18,152
    US            170,000     Republic of Argentina, 6.813%, 03/31/05 ............................       100,513
    US            166,250     Republic of Brazil, 6.688%, 01/01/01 ...............................       142,040
    US            408,594     Republic of Equador, 3.00%, 02/27/15 ...............................       135,858
    AU             65,000     Treasury Corp. of Victoria, 8.25%, 10/15/03 ........................        47,786
                                    Total Foreign Government Agencies (Cost $2,134,830) ..........     2,201,727
                              U.S. Government  2.8%
    US            250,000     U.S. Treasury Notes, 6.75%, 05/31/97 (Cost $248,974) ...............       254,297
                              U.S. Government Agencies/Mortgages  6.8%
    US             28,262     FHLMC, 7.00%, 01/01/09 .............................................        28,527
    US             28,143     FHLMC, 6.00%, 04/01/09 .............................................        27,493
    US             50,097     FHLMC, 7.00%, 04/01/24 .............................................        49,814
    US             48,380     FHLMC, 7.50%, 04/01/24 .............................................        49,014
    US             43,055     FHLMC, 8.50%, 12/01/24 .............................................        44,710
    US             34,924     FNMA, 6.50%, 02/01/09 ..............................................        34,695
    US             44,371     FNMA, 6.50%, 01/01/24 ..............................................        43,137
    US             24,547     FNMA, 7.00%, 05/01/24 ..............................................        24,386
    US             47,664     FNMA, 8.00%, 01/01/25 ..............................................        48,960
    US             21,686     FNMA, 9.00%, 05/01/25 ..............................................        22,696
    US             46,225     FNMA, 7.50%, 10/01/07 ..............................................        47,222
    US             23,574     GNMA, SF, 7.50%, 09/15/23 ..........................................        23,934
    US             49,711     GNMA, SF, 6.50%, 03/15/24 ..........................................        48,390
    US             49,957     GNMA, SF, 8.00%, 06/15/24 ..........................................        51,517
    US              9,568     GNMA, SF, 9.00%, 01/15/25 ..........................................        10,066
    US             59,321     GNMA, SF, 7.00%, 09/20/25 ..........................................        58,690
                                    Total U.S. Government Agencies/Mortgages (Cost $585,101) .....       613,251
                                    Total Long Term Investments (Cost $6,964,854) ................     7,267,412





                             gShort Term Investments
                              Foreign Corporate Agencies  2.2%
    TH        $ 5,000,000     Thailand Military Bank Notes, 11.00%, 06/05/96 (Cost $203,128) .....    $  198,690
                                    Total Investments before Repurchase Agreements
                                    (Cost $7,167,982) ............................................     7,466,102
                           d,eReceivables from Repurchase Agreements  11.7%
    US          1,032,062     Joint Repurchase Agreement, 5.887 %, 11/01/95 (Cost $1,047,641)
                               Daiwa Securities America, Inc., (Maturity Value $230,519)
                              Collateral: U.S. Treasury Bills, 04/25/96
                              Collateral: U.S. Treasury Notes, 6.125%, 09/30/00
                               Donaldson, Lufkin & Jenrette, (Maturity Value $272,431)
                              Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
                              Swiss Bank Corp., (Maturity Value $272,431)
                              Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                              UBS Securities, Inc., (Maturity Value $272,431)
                              Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00     1,047,641
                                        Total Investments (Cost $8,215,623)  95.0% ...............     8,513,743
                                        Other Assets and Liabilities, Net  5.0% ..................       450,001
                                        Net Assets  100.0% .......................................    $8,963,744


                              At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $8,215,623 was as follows:
                                Aggregate gross unrealized appreciation for all investments in which
                                 there was an excess of value over tax cost ......................    $  321,316
                                Aggregate gross unrealized depreciation for all investments in which
                                 there was an excess of tax cost over value ......................       (23,196)
                                Net unrealized appreciation ......................................    $  298,120







PORTFOLIO ABBREVIATIONS:
FHLMC    - Federal Home Loan Mortgage Corp.
FNMA     - Federal National Mortgage Association
GNMA     - Government National Mortgage Association
L.P.     - Limited Partnership
LYONs    - Liquid Yield Option Notes
PIK      - Payment-in-Kind
SF       - Single Family

COUNTRY LEGEND: AU - Australia CA - Canada DD - Germany DK - Denmark ES - Spain FR - France IT - Italy NZ - New Zealand TH - Thailand
US   - United States of America





*Securities traded in currency of country indicated.
cSee Note 8 regarding Rule 144A securities.
dFace amount for repurchase agreements is for the underlying collateral.
eSee Note 1(H) regarding Joint Repurchase Agreement.
fZero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant. gCertain short-term securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund. Other securities bear interest at the rates shown , payable at fixed rates or upon maturity.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, October 31, 1995 (unaudited)



                                                                                                        Value
 Country*      Shares       Franklin Global Utilities Fund                                            (Note 1)
                            Common Stocks  92.6%

                            Electric & Gas Utilities  66.7%
    US          166,000    aAES Corp. ..........................................................     $ 3,278,500
    US           57,200     American Electric Power Co., Inc. ..................................       2,180,750
    US           49,500     Central & South West Corp. .........................................       1,324,125
    HK          227,400     China Light & Power, Ltd. ..........................................       1,211,748
    US          150,000     CINergy Corp. ......................................................       4,256,250
    US           49,700     Dominion Resources, Inc. ...........................................       1,975,575
    US           22,300     DPL, Inc. ..........................................................         529,625
    US           60,950     Duke Power Co. .....................................................       2,727,513
    US           62,900     Empresa Nacional de Electricidad, ADR ..............................       3,160,725
    US          127,000     Enron Corp. ........................................................       4,365,625
    US          107,700     Enron Global Power & Pipelines .....................................       2,598,263
    US          110,000     Entergy Corp. ......................................................       3,135,000
    US          195,000    cEspoon Sahko Oy ....................................................       2,618,070
    US           39,000     FPL Group, Inc. ....................................................       1,633,125
    US           49,600     General Public Utilities Corp. .....................................       1,550,000
    HK        1,180,000     Hong Kong Electric Holdings, Ltd. ..................................       4,013,865
    US           62,000    aHuaneng Power International, Inc., ADR .............................       1,030,750
    KR           33,700     Korea Electric Power Corp. .........................................       1,526,113
    US          109,000     National Fuel Gas Co. ..............................................       3,242,750
    US            6,900     New England Electric System ........................................         269,100
    US           29,100     NIPSCO Industries, Inc. ............................................       1,062,150
    US          126,000     Pacific Enterprises ................................................       3,118,500
    US           20,200     Pacific Gas & Electric Co. .........................................         593,375
    US          176,700     PacifiCorp .........................................................       3,335,213
    US          133,500     Panhandle Eastern Corp. ............................................       3,370,875
    US           59,000     Pinnacle West Capital Corp. ........................................       1,622,500
    US           50,000     Public Service Co. of Colorado .....................................       1,706,250
    GB          360,000     Scottish Power, Plc. ...............................................       1,986,246
    US          208,000     Southern Co. .......................................................       4,966,000
    US           41,200     Southern Indiana Gas & Electric Co. ................................       1,390,500
    US          183,900     TECO Energy, Inc. ..................................................       4,344,638
    US           51,500     Texas Utilities Co. ................................................       1,892,625
    US          146,000     TransCanada Pipelines, Ltd. ........................................       1,952,750
    US          160,000     Transportadora Gas Sur, ADR ........................................       1,640,000
    US            4,600     Wicor, Inc. ........................................................         136,275
    US           53,400     Williams Cos., Inc. ................................................       2,062,575
                                                                                                      81,807,944





                            Telecommunications Services  25.9%
    US           20,150    aAirTouch Communications, Inc. ......................................     $   574,275
    US           30,000     Ameritech Corp. ....................................................       1,620,000
    US           59,300     AT&T Corp. .........................................................       3,795,200
    GB          300,000     Cable & Wireless, Plc. .............................................       1,963,481
    US           19,700    aComcast UK Cable Partners, Ltd. ....................................         253,638
    MX           44,400    aGrupo Iusacell, SA, Series D .......................................          39,826
    US          100,560    aGrupo Iusacell, SA, Series L, ADR ..................................       1,194,150
    US           55,300     GTE Corp. ..........................................................       2,281,125
    US          124,000    aNynex Cablecomms Group, ADR ........................................       2,526,500
    US          130,000     Portugal Telecom SA, ADR ...........................................       2,437,500
    US           40,000     SBC Communications, Inc. ...........................................       2,235,000
    IT          550,000     STET-Societa Finanziaria Telefonica ................................       1,556,040
    US          120,000     Tele Danmark, A/S, ADS .............................................       3,135,000
    US           62,750     Telecom de Argentina, SA, ADR ......................................       2,408,030
    US           20,400     Telefonica de Argentina, ADS .......................................         423,300
    US           65,950     Telefonica de Espana, ADR ..........................................       2,481,369
    US           45,700     Telefonos de Mexico, ADR ...........................................       1,256,750
    US           57,500    aTelewest Communications, Plc., ADR .................................       1,595,625
                                                                                                      31,776,809
                                  Total Common Stocks (Cost $109,638,643) ......................     113,584,753
                Face
               Amount
                         d,eReceivables from Repurchase Agreements  4.7%
    US       $5,707,700     Joint Repurchase Agreement, 5.887%, 11/01/95 (Cost $5,798,095)
                            Daiwa Securities America, Inc., (Maturity Value $1,275,790)
                            Collateral: U.S. Treasury Bills, 04/25/96
                            U.S. Treasury Notes, 6.125%, 09/30/00
                             Donaldson, Lufkin & Jenrette, (Maturity Value $1,507,751)
                            Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
                            Swiss Bank Corp., (Maturity Value $1,507,751)
                            Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                            UBS Securities, Inc., (Maturity Value $1,507,751)
                            Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00       5,798,095
                                      Total Investments (Cost $115,436,738)  97.3% .............     119,382,848
                                      Other Assets and Liabilities, Net  2.7% ..................       3,364,637
                                      Net Assets  100.0% .......................................    $122,747,485







                            At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $115,438,556 was as follows:
                              Aggregate gross unrealized appreciation for all investments in which
                              there was an excess of value over tax cost .......................     $ 9,336,798
                              Aggregate gross unrealized depreciation for all investments in which
                               there was an excess of tax cost over value ......................      (5,392,506)
                              Net unrealized appreciation ......................................     $ 3,944,292
COUNTRY LEGEND:
GB   - United Kingdom
HK   - Hong Kong
IT   - Italy
KR   - South Korea
MX   - Mexico
US   - United States of America





*Securities traded in currency of country indicated.
aNon-income producing.
cSee Note 8 regarding Rule 144A securities.
dFace amount for repurchase agreements is for the underlying collateral. eSee Note 1(H) regarding Joint Repurchase Agreement.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, October 31, 1995 (unaudited)


                                                                                                        Value
   Shares       Franklin Small Cap Growth Fund                                                        (Note 1)
                Common Stocks 95.2%

                 Commercial Services 1.3%
      71,000   aRobert Half International, Inc. ................................................     $ 2,591,500
                 Consumer Durables 3.1%
     160,000   aBeazer Homes USA, Inc. .........................................................       2,800,000
      65,000    Continental Homes Holding Corp. ................................................       1,332,500
      29,200   aNVR, Inc. ......................................................................         292,000
     114,000   aSouthern Energy Homes, Inc. ....................................................       1,681,500
                                                                                                       6,106,000
                 Consumer Non-Durables 4.2%
     330,000   aAldila, Inc. ...................................................................       1,464,375
     185,000    Callaway Golf Co. ..............................................................       3,029,375
      25,000   aGucci Group ....................................................................         750,000
      80,700   aTommy Hilfiger Corp. ...........................................................       3,076,688
                                                                                                       8,320,438
                 Consumer Services 3.4%
     319,600   aAztar Corp. ....................................................................       2,596,750
      50,000    Gillett Holdings, Inc. .........................................................       1,050,000
     152,100   aRed Lion Hotels, Inc. ..........................................................       3,003,975
                                                                                                       6,650,725
                 Electronic Technology 16.9%
      40,000   aAspect Telecommunications Corp. ................................................       1,375,000
     275,000    Aviall, Inc. ...................................................................       2,303,125
      75,000   aBay Networks, Inc. .............................................................       4,968,750
      88,000   aBell & Howell Holdings Co. .....................................................       2,200,000
      45,000   aDSC Communications Corp. .......................................................       1,665,000
     180,000   aECI Telecommunications, Ltd. ...................................................       3,420,000
      60,000   aGeneral Instrument Corp. .......................................................       1,140,000
      15,000   aKomag, Inc. ....................................................................         855,000
     100,000    Logicon, Inc. ..................................................................       2,287,500
      80,000   aSilicon Graphics, Inc. .........................................................       2,660,000
      90,100   aSpectrian Corp. ................................................................       1,959,675
     120,000   aTekelec ........................................................................       1,740,000
      60,000   a3Com Corp. .....................................................................       2,820,000
     105,000   aTracor, Inc. ...................................................................       1,680,000
      79,000   aVerifone, Inc. .................................................................       2,133,000
                                                                                                      33,207,050





                 Energy Minerals 4.8%
     615,000   aAbacan Resource Corp. ..........................................................     $ 1,515,118
      65,000   aBarrett Resources Corp. ........................................................       1,511,250
     230,000   aForcenergy Gas Exploration, Inc. ...............................................       2,242,500
     110,000    Parker & Parsley Petroleum Co. .................................................       2,035,000
     210,000    Total Petroleum (North America), Ltd. ..........................................       2,126,250
                                                                                                       9,430,118
                 Financials 7.8%
     200,000    ACMAT Corp., Class A ...........................................................       2,350,000
     200,000   aAmeriCredit Corporation ........................................................       2,450,000
      18,200    Leucadia National Corp. ........................................................       1,003,275
      49,300   aPrudential Reinsurance Holdings, Inc. ..........................................       1,004,488
     166,900   aRisk Capital Holdings, Inc. ....................................................       3,671,800
     110,000   aSilicon Valley Bancshares ......................................................       2,117,500
      50,000   aThe PMI Group, Inc. ............................................................       2,400,000
      15,600   aWFS Financial, Inc. ............................................................         259,350
                                                                                                      15,256,413
                 Health Services 4.8%
      50,000   aAccess Health, Inc. ............................................................       1,556,250
     185,000   aAdvocat, Inc. ..................................................................       1,988,750
      10,500    Integrated Health Services, Inc. ...............................................         240,188
      10,000   aMedic Computer Systems, Inc. ...................................................         532,500
     150,000   aSierra Health Services, Inc. ...................................................       4,293,750
      75,000   aSun Healthcare Group, Inc. .....................................................         890,625
                                                                                                       9,502,063
                 Health Technology 1.4%
      60,000   aKV Pharmaceutical Co., Class B .................................................         495,000
      50,000   aMatrix Pharmaceutical, Inc. ....................................................         725,000
      88,200   aNoven Pharmaceutical, Inc. .....................................................         904,050
      73,000   aPenederm, Inc. .................................................................         720,875
                                                                                                       2,844,925
                 Industrial Services 1.1%
     112,000    AES Corp. ......................................................................       2,212,000
                 Non-Energy Minerals 1.9%
      80,000    Freeport-McMoRan Copper & Gold, Inc., Class B ..................................       1,820,000
     110,000   aMagma Copper Co. ...............................................................       1,842,500
                                                                                                       3,662,500
                Process Industries  1.3%
      92,600   aUcar International, Inc. .......................................................     $ 2,639,100
                Producer Manufacturing  2.6%
      61,300   aAtchison Casting Corp. .........................................................         973,138
     205,000   aEasco, Inc. ....................................................................       1,537,500
      15,000   aRaymond Corp. ..................................................................         300,000
      65,000    Roper Industries, Inc. .........................................................       2,356,250
                                                                                                       5,166,888
                Real Estate  4.0%
     175,000    Equity Inns, Inc. ..............................................................       2,056,250
      55,000    FelCor Suite Hotels, Inc. ......................................................       1,588,125
      90,000    Omega Healthcare Investors, Inc. ...............................................       2,283,750
     165,500    Winston Hotels, Inc. ...........................................................       1,841,188
                                                                                                       7,769,313
                Retail  2.4%
     100,000   aBorders Group, Inc. ............................................................       1,712,500
      37,500   aErnst Home Center, Inc. ........................................................         173,438
      15,000   aGadzooks, Inc. .................................................................         277,500
     252,800   aStrouds, Inc. ..................................................................       1,169,200
      75,000   aWilliams-Sonoma, Inc. ..........................................................       1,303,125
                                                                                                       4,635,763
                Semiconductors  17.6%
      70,000   aAdaptec, Inc. ..................................................................       3,115,000
     105,000   aAdvanced Semiconductor Materials International N.V. ............................       4,921,875
      40,000   aAltera Corp. ...................................................................       2,420,000
      30,000   aElectroglas, Inc. ..............................................................       2,107,500
      50,000   aElectro Scientific Industries, Inc. ............................................       1,550,000
       2,000   aESS Technology, Inc. ...........................................................          60,000
      55,000   aExar Corp. .....................................................................       1,306,250
      80,000   aLattice Semiconductor Corp. ....................................................       3,140,000
      60,000    Linear Technology Corp. ........................................................       2,625,000
     150,000   aMicro Linear Corp. .............................................................       2,306,250
      55,000   aSGS-Thomson Microelectronics, Inc., ADR ........................................       2,488,750
      60,000   aSilicon Valley Group, Inc. .....................................................       1,935,000
      70,000   aUniphase Corp. .................................................................       2,047,500
      40,000   aXilinx, Inc. ...................................................................       1,840,000
      75,000   aZilog, Inc. ....................................................................       2,662,500
                                                                                                      34,525,625
                Technology Services  8.4%
      70,000   aBusiness Objects SA, ADR .......................................................     $ 3,027,500
      54,000   aIntegrated Systems, Inc. .......................................................       1,890,000
      45,000   aIntersolv, Inc. ................................................................         708,750
     110,000   aMapInfo Corp. ..................................................................       2,213,750
     160,000   aMicrotec Research, Inc. ........................................................       2,230,000
      55,000   aSterling Software, Inc. ........................................................       2,536,875
     142,000   aSystemsoft Corp. ...............................................................       2,041,250
      41,200    Wyle Electronics ...............................................................       1,756,150
                                                                                                      16,404,275
                Transportation  6.0%
      74,000    Air Express International Corp. ................................................       1,535,500
     348,200   aAtlantic Coast Airlines, Inc. ..................................................       2,850,887
     110,000    Harper Group, Inc. .............................................................       1,980,000
     116,000   aLandstar System, Inc. ..........................................................       3,045,000
     250,000   aMesa Airlines, Inc. ............................................................       2,375,000
                                                                                                      11,786,387
                Utilities/Communication  2.2%
     140,000   aBell Cablemedia, Plc. ..........................................................       2,082,500
      25,000   aCellular Communications, Inc. ..................................................       1,340,624
      25,000   aComnet Cellular, Inc. ..........................................................         628,124
       8,000   aSilver King Communications, Inc. ...............................................         234,000
                                                                                                       4,285,248
                      Total Common Stocks (Cost $179,523,630) ..................................     186,996,331
                Preferred Stocks  1.0%
                Electronic Technology
      35,000    Nokia Corp., pfd., ADR (Cost $1,341,320) .......................................       1,951,250
                      Total Common Stocks and Preferred Stocks (Cost $180,864,950) .............     188,947,581





               dReceivables from Repurchase Agreements  8.2%....................................
 $ 3,140,000    Daiwa Securities America, Inc., 5.90%, 11/01/95 (Maturity Value $3,128,513)
                Collateral: U.S. Treasury Notes, 6.125%, 09/30/00 ..............................     $ 3,128,000
  12,776,277   eJoint Repurchase Agreement, 5.887%, 11/01/95
                 Daiwa Securities America, Inc., (Maturity Value $2,855,941)
                 Collateral: U.S. Treasury Bills, 04/25/96
                 U.S. Treasury Notes, 6.125%, 09/30/00
                 Donaldson, Lufkin & Jenrette, (Maturity Value $3,375,203)
                 Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
                 Swiss Bank Corp., (Maturity Value $3,375,203)
                 Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                 UBS Securities, Inc., (Maturity Value $3,375,203)
                 Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00 ..........      12,979,426
                      Total Receivables from Repurchase Agreements (Cost $16,107,426) ..........      16,107,426
                          Total Investments (Cost $196,972,376)  104.4% ........................     205,055,007
                          Liabilities in Excess of Other Assets, Net  (4.4)% ...................      (8,671,722)
                          Net Assets  100.0% ...................................................    $196,383,285


                At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $197,154,626 was as follows:
                  Aggregate gross unrealized appreciation for all investments in which there was
                   an excess of value over tax cost ............................................    $ 20,322,597
                  Aggregate gross unrealized depreciation for all investments in which there was
                   an excess of tax cost over value ............................................     (12,422,216)
                  Net unrealized appreciation ..................................................     $ 7,900,381







aNon-income producing.
dFace amount for repurchase agreements is for the underlying collateral. eSee Note 1(H) regarding Joint Repurchase Agreement.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, October 31, 1995 (unaudited)


              Shares/                                                                                    Value
 Country*    Warrants      Franklin Global Health Care Fund                                            (Note 1)
                           Common Stocks & Warrants  80.3%

                           Biotechnology 9.2%
    US            4,000   aBiogen, Inc. .........................................................     $  245,000
    GB           20,000   aBritish Bio-Technology Group .........................................        281,084
    GB            3,750   aBritish Bio-Technology Group, warrants ...............................         21,816
    US           20,000   aCytoTherapeutics, Inc. ...............................................        205,000
    US           10,000   aMyriad Genetics, Inc. ................................................        270,000
    US           10,000   aNeurogen Corp. .......................................................        222,500
    US           42,000   aSerologicals, Corp. ..................................................        661,500
    US           25,000   aUnivax Biologics, Inc. ...............................................        157,813
                                                                                                       2,064,713
                           Homecare/Alternate Site  1.1%
    US           17,000   aProfessional Sports Care Management, Inc. ............................         93,500
    US           15,000   aQuantum Health Resources, Inc. .......................................        159,375
                                                                                                         252,875
                           Hospitals  2.2%
    US            6,300    Columbia/HCA Healthcare Corp. ........................................        309,488
    US           10,000   aTenet Healthcare Corp. ...............................................        178,750
                                                                                                         488,238
                           Managed Care/HMOs  14.1%
    US           12,000   aCompdent Corp. .......................................................        373,500
    US            5,000   aFoundation Health Corp. ..............................................        211,875
    US           17,100   aOrNda HealthCorp. ....................................................        301,388
    US            5,000   aOxford Health Plans, Inc. ............................................        391,250
    US           10,000   aPacifiCare Health Systems, Inc., Class B .............................        727,500
    US           14,000   aSierra Health Services, Inc. .........................................        400,750
    US           10,000    United Healthcare Corp. ..............................................        531,250
    US           10,000   aValue Health, Inc. ...................................................        228,750
                                                                                                       3,166,263
                           Medical Technology & Supplies  8.5%
    US           40,000   aAbaxis, Inc. .........................................................        275,000
    US           10,000    Bard (C.R.), Inc. ....................................................        282,500
    US           10,000   aCygnus, Inc. .........................................................        163,750
    US           19,666   aHealthdyne Technologies, Inc. ........................................        211,410
    US           20,000   aMediSense, Inc. ......................................................        427,500
    US           16,000    Mentor Corp. .........................................................        352,000
    US           10,000   aVentritex, Inc. ......................................................        196,250
                                                                                                       1,908,410
                           Nursing Homes/Subacute  1.2%
    US           25,000   aAdvocat, Inc. ........................................................     $  268,750
                           Pharmaceutical Distributors  .8%
    US           14,000    Grupo Casa Autrey, SA de C.V., ADR ...................................        178,500
                           Pharmaceuticals  14.6%
    SE            7,500   aAstra AB, Series B ...................................................        271,144
    CH              500    Ciba-Geiby, AG .......................................................        432,697
    US           20,000    Medeva, Plc., ADR ....................................................        342,500
    DD           15,000   aMerck KGaA ...........................................................        626,888
    US            2,000    Pfizer, Inc. .........................................................        114,750
    CH               50    Roche Holding ........................................................        363,148
    CH              500    Sandoz, AG-R .........................................................        412,448
    FR            3,300    Sanofi, SA ...........................................................        210,765
    US            4,400    Schering-Plough Corp. ................................................        235,950
    US            6,000   aWatson Pharmaceuticals, Inc. .........................................        268,500
                                                                                                       3,278,790
                           Physician Practice Management  3.6%
    US           19,500   aAHI Healthcare Systems, Inc. .........................................        273,000
    US           25,000   aPediatrix Medical Group, Inc. ........................................        540,625
                                                                                                         813,625
                           Software/Information Systems  4.8%
    US            8,300   aDendrite International, Inc. .........................................        144,212
    US           16,000   aImnet Systems, Inc. ..................................................        406,000
    US           15,000   aOwen Healthcare, Inc. ................................................        273,750
    US           20,000   aPyxis Corp. ..........................................................        252,500
                                                                                                       1,076,462
                           Specialty Pharmaceuticals  19%
    US            7,000   aAllergan, Inc. .......................................................        205,625
    US           15,000   aAlza Corp. ...........................................................        330,000
    US           40,000   aAnesta Corp. .........................................................        425,000
    CH              100   aAres Serono, Inc., Series B ..........................................         65,587
    US           50,000   aEthical Holdings, Plc., ADR ..........................................        450,000
    US           25,000   aGensia, Inc. .........................................................        106,250
    US           36,000   aKV Pharmaceutical Co., Class B .......................................        297,000
    US           25,000   aMatrix Pharmaceutical, Inc. ..........................................        362,500
    US           82,100   aNoven Pharmaceuticals, Inc. ..........................................        841,525
    US           95,000   aPenederm, Inc. .......................................................        938,124
    US           12,500   aRoberts Pharmaceutical Corp. .........................................        242,187
                                                                                                       4,263,798
                           Temporary Staffing  1.2%
    US           15,000   aRomac International, Inc. ............................................     $  277,500
                                 Total Common Stocks & Warrants (Cost $ 14,935,862) .............     18,037,924
               Face
              Amount
                          dReceivables from Repurchase Agreements  20.9%
    US       $2,040,000    Citicorp Securities Inc., 5.85%, 11/01/95 (Maturity Value $2,000,325)
                           Collateral: U.S. Treasury Notes, 4.625%, 02/29/96.....................      2,000,000
    US        2,653,330  eJoint Repurchase Agreement, 5.887%, 11/01/95 Daiwa Securities
                          America, Inc., (Maturity Value $592,944) Collateral: U.S. Treasury Bills,
                           04/25/96 U.S. Treasury Notes, 6.125%, 09/30/00
                            Donaldson, Lufkin & Jenrette, (Maturity Value $700,751)
                          Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00|
                          Swiss Bank Corp., (Maturity Value $700,751)
                          Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                          UBS Securities, Inc., (Maturity Value $700,751)
                          Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00 ..      2,694,757

                                 Total Receivables from Repurchase Agreement (Cost $4,694,757) ..      4,694,757
                                     Total Investments (Cost $19,630,619)  101.2% ...............     22,732,681
                                     Liabilities in Excess of Other Assets, Net  (1.2)% .........       (266,349)
                                     Net Assets  100.0% .........................................    $22,466,332


                           At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $19,633,800 was as follows:
                             Aggregate gross unrealized appreciation for all investments
                            in which there was an excess of value over tax cost .................    $ 3,798,504
                             Aggregate gross unrealized depreciation for all investments
                            in which there was an excess of tax cost over value .................       (699,623)
                             Net unrealized appreciation ........................................    $ 3,098,881

COUNTRY LEGEND:
CH   - Switzerland
DD   - Germany
FR   - France
GB   - United Kingdom
SE   - Sweden
US   - United States of America



*Securities traded in currency of country indicated.
aNon-income producing.
dFace amount for repurchase agreements is for the underlying collateral. eSee Note 1(H) regarding Joint Repurchase Agreement.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, October 31, 1995 (unaudited)



                                                                                                         Value
  Shares      Franklin Institutional MidCap Growth Fund                                                (Note 1)
              Common Stocks  99.1%

              Advertising  .2%
      200     Omnicom Group, Inc. ................................................................     $  12,775
              Aerospace/Defense  .5%
    1,200     GenCorp, Inc. ......................................................................        12,600
      200     General Motors, Class H ............................................................         8,400
      400     Thiokol Corp. ......................................................................        13,850
                                                                                                          34,850
              Chemical & Materials  5.6%
      300     Albemarle Corp. ....................................................................         5,588
      800     ARCO Chemical Co. ..................................................................        39,200
    1,300     Cabot Corp. ........................................................................        61,750
    2,300     Granite Construction, Inc. .........................................................        65,263
      400     Hanna (M.A.) Co. ...................................................................        10,250
    1,200     IMC Global, Inc. ...................................................................        84,000
      200     Olin Corp. .........................................................................        12,800
      800    aSouthdown, Inc. ....................................................................        13,000
      800    aSterling Chemicals, Inc. ...........................................................         6,400
    1,000     The Geon Co. .......................................................................        24,875
      600     TriMas Corp. .......................................................................        12,450
    1,500     Wellman, Inc. ......................................................................        35,250
                                                                                                         370,826
              Commercial Services  1.5%
    1,700     CPI Corp. ..........................................................................        31,025
      700     Kelly Services, Inc., Class A ......................................................        17,588
    1,200     Manpower, Inc. .....................................................................        32,550
      400     PHH Corp. ..........................................................................        17,500
                                                                                                          98,663
              Communications Equipment  1.1%
    1,100    aBay Networks, Inc. .................................................................        72,875
              Computer Hardware  4.5%
    1,200    aCirrus Logic, Inc. .................................................................        50,550
    2,600    aDell Computer Corp. ................................................................       121,225
      800    aLSI Logic Corp. ....................................................................        37,700
      700    aQuantum Corp. ......................................................................        12,163
    1,100    aSeagate Technology, Inc. ...........................................................        49,225
      900    aSilicon Graphics, Inc. .............................................................        29,925
                                                                                                         300,788
              Computer Software  3.2%
      800     Adobe Systems, Inc. ................................................................     $  45,600
      400    aBMC Software, Inc. .................................................................        14,250
    1,650    aCadence Design Systems, Inc. .......................................................        53,212
    1,400    aInformix Corp. .....................................................................        40,775
      600    aParametric Technology Corp. ........................................................        40,125
      800    aSymantec Corp. .....................................................................        19,450
                                                                                                         213,412
              Containers & Packaging  1.1%
    1,600     Chesapeake Corp. ...................................................................        49,000
      900     Sonoco Products Co. ................................................................        22,275
                                                                                                          71,275
              Electronic Components/Technology  12.1%
    1,200    aAltera Corp. .......................................................................        72,600
    1,400    aAmphenol Corp., Class A ............................................................        30,275
    1,000    aAnalog Devices, Inc. ...............................................................        36,125
    1,000     Arrow Electronics, Inc. ............................................................        50,750
    2,300     Comdisco, Inc. .....................................................................        70,150
    1,300     Cypress Semiconductor Corp. ........................................................        45,825
      200     Diebold, Inc. ......................................................................        10,600
    1,000    aKLA Instruments Corp. ..............................................................        42,750
      800    aLam Research Corp. .................................................................        48,700
      800     Linear Technology Corp. ............................................................        35,000
      600    aLitton Industries, Inc. ............................................................        23,775
    1,000    aSolectron Corp. ....................................................................        40,250
      400     Sundstrand Corp. ...................................................................        24,500
    1,500    aSymbol Technologies, Inc. ..........................................................        52,312
    2,600    aTeradyne, Inc. .....................................................................        86,775
      900     Varian Associates, Inc. ............................................................        46,238
      800    aVishay Intertechnology, Inc. .......................................................        28,200
    1,200    aXilinx, Inc. .......................................................................        55,200
                                                                                                         800,025
              Environmental Control 1.2%
    1,200    aAir & Water Technologies Corp., Class A ............................................         6,000
   14,600    aAmerican Waste Services, Inc., Class A .............................................        38,325
   12,600    aInternational Technology Corp. .....................................................        34,650
                                                                                                          78,975
              Finance  7.8%
    1,800     AT&T Capital Corp. .................................................................     $  72,000
    1,300     Bank of New York Co., Inc. .........................................................        54,600
      600     BanPonce Corp. .....................................................................        23,175
      800     BayBanks, Inc. .....................................................................        64,800
      200     Bear Stearns Cos., Inc. ............................................................         3,975
      700     Comerica, Inc. .....................................................................        23,537
      700     First Bank System, Inc. ............................................................        34,825
    2,000     Green Tree Financial Corp. .........................................................        53,250
    1,400     Hibernia Corp., Class A.............................................................        13,825
      700     Midlantic Corp., Inc. ..............................................................        37,100
      400     Old National Bancorp ...............................................................        13,500
    1,200     Signet Banking Corp. ...............................................................        28,500
      300     SunAmerica, Inc. ...................................................................        18,675
      700     Union Bank of San Francisco ........................................................        35,088
    1,000     West One Bancorp ...................................................................        42,500
                                                                                                         519,350
              Food/Beverages  2.7%
    2,100     Coca-Cola Enterprises, Inc. ........................................................        55,912
      800     Hormel Foods Corp. .................................................................        18,400
    1,800     IBP, Inc. ..........................................................................       107,775
                                                                                                         182,087
              Healthcare Products  5.9%
      800     Beckman Instruments, Inc. ..........................................................        26,500
    1,600     Cardinal Health, Inc. ..............................................................        82,200
      600    aCordis Corp. .......................................................................        66,300
    1,900     McKesson Corp. .....................................................................        90,725
    3,750     Mylan Laboratories Corp. ...........................................................        71,250
      900    aNellcor, Inc. ......................................................................        51,750
                                                                                                         388,725
              Healthcare Services  3.1%
    1,300    aCoram Healthcare Corp. .............................................................         5,200
      500    aHealth Care and Retirement Corp. ...................................................        14,688
    3,200    aHEALTHSOUTH Rehabilitation Corp. ...................................................        83,600
      700    aHealth Systems International, Inc., Class A ........................................        21,262
    1,441    aHorizon/CMS Healthcare Corp. .......................................................        29,180
    1,100    aOrNda Healthcorp ...................................................................        19,388
      400    aPacifiCare Health Systems, Inc., Class B ...........................................        29,100
                                                                                                         202,418
              Insurance   10.1%
    2,500     AFLAC, Inc. ........................................................................    $  101,875
    2,500     Allmerica Property & Casualty Cos., Inc. ...........................................        56,875
      700     American Re Corp. ..................................................................        26,775
    1,800     Aon Corp. ..........................................................................        74,025
      600     Bankers Life Holdings Corp. ........................................................        10,875
      300    aCNA Financial Corp. ................................................................        34,200
      600     Equitable of Iowa Cos. .............................................................        21,000
      200     GEICO Corp. ........................................................................        13,800
    2,600     Horace Mann Educators Corp. ........................................................        69,225
    1,400    aHumana, Inc. .......................................................................        29,575
      200     MBIA, Inc. .........................................................................        13,925
    1,100     MGIC Investment Corp. ..............................................................        62,562
      700     Progressive Corp. ..................................................................        29,050
    1,500     Reliastar Financial Corp. ..........................................................        62,625
      900     Transatlantic Holdings, Inc. .......................................................        60,638
                                                                                                         667,025
              Leisure  2.6%
      900    aBoyd Gaming Corp. ..................................................................        12,263
    4,400     Callaway Golf Co. ..................................................................        72,050
    2,600    aMirage Resorts, Inc. ...............................................................        85,150
                                                                                                         169,463
              Manufacturing - Diversified  .5%
      600     Pentair, Inc. ......................................................................        30,300
              Manufacturing - Specialized Industrial  2.2%
    1,400     Breed Technologies, Inc. ...........................................................        26,075
    1,600     Lancaster Colony Corp. .............................................................        53,200
      500    aLear Seating Corp. .................................................................        13,875
      400     Leggett & Platt, Inc. ..............................................................         9,600
    1,500     Modine Manufacturing Co. ...........................................................        41,250
                                                                                                         144,000
              Metals & Mining  1.4%
    1,000    aAlumax, Inc. .......................................................................        29,500
      500     Lukens, Inc. .......................................................................        15,375
    1,400    aMagma Copper Co. ...................................................................        23,450
      600     Newmont Gold Co. ...................................................................        21,600
                                                                                                          89,925
              Office Supplies  1.6%
    3,700    aOffice Depot .......................................................................    $  105,912
              Oil & Gas  3.7%
    1,600     Apache Corp. .......................................................................        40,800
    1,500     El Paso Natural Gas Co. ............................................................        40,500
      700     Equitable Resources, Inc. ..........................................................        20,475
    1,600     Murphy Oil Corp. ...................................................................        60,600
      900     Parker & Parsley Petroleum Co. .....................................................        16,650
    6,000     Ranger Oil, Ltd. ...................................................................        34,500
    1,400     Valero Energy Corp. ................................................................        33,075
                                                                                                         246,600
              Paper & Forest Products  2.5%
    1,700     Bowater, Inc. ......................................................................        75,225
      800     Consolidated Papers, Inc. ..........................................................        45,800
    1,400     Longview Fibre Co. .................................................................        20,300
      500    aManville Corp. .....................................................................         5,813
      300     Willamette Industries, Inc. ........................................................        17,400
                                                                                                         164,538
              Publishing  .4%
      100     Washington Post Co. ................................................................        29,000
              Restaurants  .6%
    1,700    aBuffets, Inc. ......................................................................        21,250
    3,000    aNPC International, Inc., Class A ...................................................        19,500
                                                                                                          40,750
              Retail  4.6%
      100    aBest Buy Co., Inc. .................................................................         2,075
    2,500     Dollar General Corp. ...............................................................        61,250
    2,800     Fingerhut Cos., Inc. ...............................................................        38,150
    2,600     Ruddick Corp. ......................................................................        33,150
    1,400    aSafeway, Inc. ......................................................................        66,150
    4,000    aSouthland Corp. ....................................................................        15,250
      600    aStop & Shop Cos., Inc. .............................................................        12,450
    1,000    aVons Cos., Inc. ....................................................................        25,375
    3,100    aWaban, Inc. ........................................................................        48,437
                                                                                                         302,287





              Telecommunications  2.2%
    2,200     Cincinnati Bell, Inc. ..............................................................        64,625
      500    aGlenayre Technologies, Inc. ........................................................        32,125
    1,500    aWorldCom, Inc. .....................................................................        48,937
                                                                                                         145,687
              Textiles  2.2%
    5,400    aBurlington Industries, Inc. ........................................................        60,075
    1,900    aJones Apparel Group, Inc. ..........................................................        65,075
    2,200     Phillips-Van Heusen Corp. ..........................................................        22,275
                                                                                                         147,425
              Transportation  1.6%
      400     American President Cos., Ltd. ......................................................         9,700
      300     GATX Corp. .........................................................................        14,250
      700     Illinois Central Corp. .............................................................        26,775
    1,400    aNorthwest Airlines Corp., Class A ..................................................        56,175
                                                                                                         106,900
              Utilities  12.4%
    4,400     Central Maine Power Co. ............................................................        61,050
    2,200     Delmarva Power & Lighting Co. ......................................................        48,400
      200     Florida Progress Corp. .............................................................         6,625
    1,000     General Public Utilities Corp. .....................................................        31,250
    3,100     Illinova Corp. .....................................................................        87,962
    3,100     Long Island Light Co. ..............................................................        52,700
      200     New England Electric System ........................................................         7,800
    1,600     New York State Electric & Gas Corp. ................................................        40,400
    2,200     NIPSCO Industries, Inc. ............................................................        80,300
    1,500     Northeast Utilities ................................................................        37,125
    3,500     Pinnacle West Capital Corp. ........................................................        96,250
    3,000     Portland General Corp. .............................................................        81,375
    1,000     Public Service Co. of Colorado .....................................................        34,125
    4,100    aPublic Service Co. of New Mexico ...................................................        68,675
    1,500     Rochester Gas & Electric Corp. .....................................................        35,250
    2,200     Scana Corp. ........................................................................        55,825
                                                                                                         825,112
                    Total Common Stocks (Cost $5,263,725) ........................................     6,561,968





           d,eReceivables from Repurchase Agreements  .8%
  $51,318     Joint Repurchase Agreement, 5.887%, 11/01/95 (Cost $51,630)
              Daiwa Securities America, Inc., (Maturity Value $11,360)
              Collateral: U.S. Treasury Bills, 04/25/96
              U.S. Treasury Notes, 6.125%, 09/30/00
              Donaldson, Lufkin & Jenrette, (Maturity Value $13,426)
              Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
              Swiss Bank Corp., (Maturity Value $13,426)
              Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
              USB Securities, Inc., (Maturity Value $13,426)
              Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00 ...............     $  51,630
                        Total Investments (Cost $5,315,355)  99.9% ...............................     6,613,598
                        Other Assets & Liabilities, Net  .1% .....................................         9,203
                        Net Assets  100.0% .......................................................    $6,622,801


              At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $5,319,459 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was
                 an excess of value over tax cost ................................................    $1,433,547
                Aggregate gross unrealized depreciation for all investments in which there was
                 an excess of tax cost over value ................................................      (139,408)
                Net unrealized appreciation ......................................................    $1,294,139


aNon-income producing.
dFace amount for repurchase agreements is for the underlying collateral. eSee Note 1(H) regarding Joint Repurchase Agreement.

The accompanying notes are an integral part of these financial statements.

FRANKLIN STRATEGIC SERIES

Statement of Investments in Securities and Net Assets, October 31, 1995 (unaudited)



                                                                                                         Value
  Shares      Franklin Natural Resources Fund                                                          (Note 1)
              Common Stocks  92.9%

              Chemicals  12.1%
    2,000     Arcadian Corp. .....................................................................     $  41,250
    2,400     Avery-Dennison Corp. ...............................................................       107,400
    1,000     Loctite Corp. ......................................................................        47,250
    2,900     Lubrizol Corp. .....................................................................        83,375
    1,000     Potash Corp. of Saskatchewan, Inc. .................................................        69,625
    3,100     Praxair, Inc. ......................................................................        83,700
                                                                                                         432,600
              Environmental Control/Construction  5.2%
   10,400    aAllwaste, Inc. .....................................................................        50,700
    2,300     Browning-Ferris Industries, Inc. ...................................................        66,988
    4,400     Hanson, Plc. .......................................................................        68,200
                                                                                                         185,888
              Forest Products and Paper  1.0%
    5,500  a,cPortucel Industrial, SA ............................................................        38,520
              Iron/Steel  10.2%
    5,400    aGibraltar Steel Corp. ..............................................................        63,450
      200     Huntco Inc., Class A ...............................................................         2,600
    1,700     J&L Specialty Steel, Inc. ..........................................................        27,838
    2,500     Nucor Corp. ........................................................................       120,313
      700     Pohang Iron & Steel Co., Ltd., ADR .................................................        17,669
    1,300    aUCAR International, Inc. ...........................................................        37,050
    5,700     Worthington Industries, Inc. .......................................................        94,763
                                                                                                         363,683
              Machine - Diversified/Construction and Mining  2.9%
    1,000     Caterpillar, Inc. ..................................................................        56,125
    1,500     Harnischfeger Industries, Inc. .....................................................        47,250
                                                                                                         103,375
              Metal - Diversified  6.5%
      800     Alcan Aluminum Ltd. ................................................................        25,300
      300     Aluminum Co. of America (ALCOA) ....................................................        15,300
    2,100    aCastech Aluminum Group, Inc. .......................................................        29,400
    1,800     Commonwealth Aluminum Corp. ........................................................        29,025
    2,700     Freeport-McMoran Copper & Gold, Inc. ...............................................        61,763
      400     Phelps Dodge Corp. .................................................................        25,350
    4,000  a,cPT Tambang Timah, GDR ..............................................................        48,100
                                                                                                         234,238
              Mining - Precious Metals  14.0%
   23,000    aAcacia Resources, Ltd. .............................................................     $  37,668
    4,400    cAshanti Goldfields Co. Ltd., ADR ...................................................        78,100
    5,900     Compania de Minas Buenaventure, SA .................................................        32,388
      500     De Beers Consolidated Mines, Ltd., ADR .............................................        13,750
    4,500     Driefontein Consolidated, Ltd., ADR ................................................        49,500
   13,350    aGoldfields, Ltd. ...................................................................        33,050
    2,200     Newmont Mining Corp. ...............................................................        83,050
    2,600     Rustenburg Platinum Holdings, Ltd., ADR ............................................        45,623
    8,100     Santa Fe Pacific Gold Corp. ........................................................        79,988
    6,700     Sons of Gwalia, Ltd. ...............................................................        33,174
    1,000  a,cStillwater Mining Co. ..............................................................        15,188
                                                                                                         501,479
              Oil/Gas - Domestic  7.0%
    2,900     Phillips Petroleum Co. .............................................................        93,525
    1,600     Tosco Corp. ........................................................................        55,200
    5,100     Total Petroleum (North America), Ltd. ..............................................        51,638
    2,100     Ultramar Corp. .....................................................................        51,188
                                                                                                         251,551
              Oil/Gas - Equipment & Services  5.7%
    1,411     Coflexip, Sponsored ADR ............................................................        19,754
    3,000    aENSCO International, Inc. ..........................................................        50,625
    4,500    aSmith International, Inc. ..........................................................        72,000
    2,600    aWeatherford Enterra, Inc. ..........................................................        62,725
                                                                                                         205,104
              Oil/Gas - Exploration  11.0%
   19,000    aAbacan Resource Corp. ..............................................................        46,809
    2,400    aBarrett Resources Corp. ............................................................        55,800
    3,700     Enron Oil & Gas Co. ................................................................        74,000
    6,400    aForcenergy Gas Exploration, Inc ....................................................        62,400
    3,700     Noble Affiliates, Inc. .............................................................        91,575
    2,700    aUnion Pacific Resources Group, Inc..................................................        61,425
                                                                                                         392,009
              Oil/Gas - International  10.5%
    4,300     Repsol, SA .........................................................................       127,925
      500     Royal Dutch Petroleum Co. ..........................................................        61,437
    3,700     Total, SA, ADR .....................................................................       114,237
    4,300     YPF, SA, ADR .......................................................................        73,637
                                                                                                         377,236
              Real Estate Investment Trusts  3.8%
      500     Equity Residential Properties Trust ................................................     $  14,000
      300     Felcor Suite Hotels, Inc. ..........................................................         8,662
      800     Oasis Residential, Inc. ............................................................        17,400
      900     OMEGA Healthcare Investors, Inc. ...................................................        22,837
    1,100     Storage Trust Realty ...............................................................        21,587
      700     The Macerich Company ...............................................................        14,087
    3,200     Winston Hotels, Inc. ...............................................................        35,600
                                                                                                         134,173
              Utilities  3.0%
    1,800    aAES Corp. ..........................................................................        35,550
      900     Enron Global Power & Pipelines .....................................................        21,712
    1,000     Pacific Enterprises ................................................................        24,750
      800     Wicor, Inc. ........................................................................        23,700
                                                                                                         105,712
                    Total Common Stocks (Cost $3,501,184) ........................................     3,325,568
   Face
  Amount
              Convertible Bonds  .5%
              Mining - Precious Metals
 $ 15,000     Bema Gold Corp., cvt. sub. notes, 7.50%, 02/28/00 (Cost $16,600) ...................        16,050
                    Total Investments before Repurchase Agreements (Cost $3,517,784) .............     3,341,618
           d,eReceivables from Repurchase Agreements  8.4%
  296,504     Joint Repurchase Agreement, 5.887%, 11/01/95 (Cost $301,232)
              Daiwa Securities America, Inc., (Maturity Value $66,282)
              Collateral: U.S. Treasury Bills, 04/25/96
              U.S. Treasury Notes, 6.125%, 09/30/00
               Donaldson, Lufkin & Jenrette, (Maturity Value $78,333)
              Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
              Swiss Bank Corp., (Maturity Value $78,333)
              Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
              UBS Securities, Inc., (Maturity Value $78,333)
              Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00 ...............       301,232
                        Total Investments (Cost $3,819,016)  101.8% ..............................     3,642,850
                        Liabilities in Excess of Other Assets, Net  (1.8)% .......................       (64,860)
                        Net Assets  100.0% .......................................................    $3,577,990


              At October 31, 1995, the net unrealized depreciation based on the cost of investments for income tax purposes of $3,825,001 was as follows:
                an excess of value over tax cost .................................................     $  72,271
                an excess of tax cost over value .................................................      (254,422)
                Net unrealized depreciation ......................................................     $(182,151)







aNon-income producing.
cSee Note 8 regarding Rule 144A securities.
dFace amount for repurchase agreements is for the underlying collateral. eSee Note 1(H) regarding Joint Repurchase Agreement.

The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities
October 31, 1995 (unaudited)

                                                                               Franklin    Franklin    Franklin
                                                                              California   Strategic    Global
                                                                              Growth Fund Income Fund Utilities Fund
                                                                               --------    --------    --------
Assets:
 Investments in securities:
  At identified cost........................................................ $28,955,184  $7,167,982$109,638,643
                                                                               ========    ========    ========
  At value..................................................................  32,043,862   7,466,102 113,584,753
 Receivables from repurchase agreements, at value and cost..................   5,432,330   1,047,641   5,798,095
 Cash.......................................................................     259,761      28,207          --
 Foreign currencies (Cost $48,155, $3,660 , and $4,920, respectively).......          --      48,270          --
 Receivables:
  Dividends and interest....................................................      40,122     174,094     321,769
  Investment securities sold................................................          --     474,131   3,391,238
  Capital shares sold.......................................................      96,175      87,501     104,190
 Unamortized organization costs (Note 2)....................................       5,547          --       5,284
 Prepaid Expenses...........................................................      36,690      15,689          --
                                                                               --------    --------    --------
      Total assets..........................................................  37,914,487   9,341,635 123,205,329
                                                                               --------    --------    --------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery.........................................................     722,750     202,050     189,750
   When-issued basis (Note 1)...............................................          --     164,913          --
  Payable upon return of securities loaned (Note 8).........................     425,920          --          --
  Capital shares repurchased................................................          --          --      90,865
  Management fees...........................................................       2,691          --      61,851
  Distribution fees.........................................................      14,726       7,686      75,825
  Shareholder servicing costs...............................................         271          --          --
  Bank Overdraft............................................................          --          --          --
  Payables to Manager for organization costs................................       5,547          --       5,284
 Accrued expenses and other liabilities.....................................          --          --      34,269
 Unrealized loss on forward foreign currency contracts (Note 1).............          --       3,242          --
                                                                               --------    --------    --------
      Total liabilities.....................................................   1,171,905     377,891     457,844
                                                                               --------    --------    --------
Net assets, at value........................................................ $36,742,582  $8,963,744$122,747,485
                                                                               ========    ========    ========
Net assets consist of:
 Undistributed net investment income........................................   $ 197,286    $ 49,885 $ 1,423,871
 Unrealized appreciation (depreciation)
 on investments and translation of assets and liabilities
 denominated in foreign currencies..........................................   3,088,678     295,692   3,941,683
 Net realized gain from investments and foreign currency transactions.......   3,371,526      70,448   1,737,539
 Class I Capital shares.....................................................      21,461       8,473      91,949
 Class II Capital shares....................................................         --           --         737
 Additional paid-in capital.................................................  30,063,631   8,539,246 115,551,706
                                                                               --------    --------    --------
Net assets, at value........................................................ $36,742,582  $8,963,744$122,747,485
                                                                               ========    ========    ========
Class I Shares:
 Net assets, at value....................................................... $36,742,582  $8,963,744$121,774,956
                                                                               ========    ========    ========
 Shares outstanding.........................................................   2,146,147     847,268   9,194,912
                                                                               ========    ========    ========
 Net asset value per share..................................................      $17.12      $10.58      $13.24
                                                                               ========    ========    ========
Class II Shares:
 Net assets, at value.......................................................                           $ 972,529
                                                                                                       ========
 Shares outstanding.........................................................                            $ 73,657
                                                                                                       ========
 Net asset value per share..................................................                              $13.20
                                                                                                       ========


                       The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES  Financial Statements (cont.)

Statements of Assets and Liabilities (cont.)
October 31, 1995 (unaudited)

                                                                                            Franklin    Franklin
                                                                    Franklin    Franklin  Institutional  Natural
                                                                    Small Cap Global Health  MidCap     Resources
                                                                   Growth Fund  Care Fund  Growth Fund    Fund
                                                                    --------    --------    --------     -------
Assets:
 Investments in securities:
  At identified cost.............................................$180,864,950  $14,935,862  $5,263,725$3,517,784
                                                                    ========    ========    ========     =======
  At value....................................................... 188,947,581   18,037,924   6,561,967 3,341,619
 Receivables from repurchase agreements, at value and cost.......  16,107,426    4,694,757      51,630   301,232
 Cash............................................................     699,600       23,942          --        --
 Foreign currencies (Cost $3,660 , and $4,920, respectively)                --       3,686          --     4,928
 Receivables:
  Dividends and interest.........................................     127,850        1,789       9,204     2,522
  Investment securities sold.....................................     273,904      174,327          --        --
  Capital shares sold............................................   1,204,807      278,357          --       301
 Unamortized organization costs (Note 2).........................       4,848        4,775          --    23,585
 Prepaid Expenses................................................      29,277       20,702          --     6,948
                                                                    --------    --------    --------     -------
      Total assets............................................... 207,395,293   23,240,259   6,622,801 3,675,135
                                                                    --------    --------    --------     -------
Liabilities:
 Payables:
  Investment securities purchased:
   Regular delivery..............................................   7,668,824      759,513          --    28,258
  Payable upon return of securities loaned (Note 8)..............   3,132,452           --          --        --
  Capital shares repurchased.....................................      14,255           --          --     4,945
  Management fees................................................      89,953           --          --        --
  Distribution fees..............................................     101,676        9,639          --     1,776
  Shareholder servicing costs....................................          --           --          --        --
  Bank Overdraft.................................................          --           --          --    38,581
  Payables to Manager for organization costs.....................       4,848        4,775          --    23,585
                                                                    --------    --------    --------     -------
      Total liabilities..........................................  11,012,008      773,927          --   102,525
                                                                    --------    --------    --------     -------
Net assets, at value.............................................$196,383,285  $22,466,332  $6,622,801$3,577,990
                                                                    ========    ========    ========     =======
Net assets consist of:
 Undistributed net investment income.............................      52,530       12,108      35,372    12,731
 Unrealized appreciation (depreciation)
 oninvestments and translation of assets and
 liabilities denominated in foreign currencies...................   8,082,631    3,102,088   1,298,242  (176,085)
 Net realized gain from investments and
 foreign currency transactions                                     12,520,779    1,846,308      63,889    28,163
 Class I Capital shares..........................................     113,248       15,287       5,224     3,619
 Class II Capital shares.........................................         638           --          --        --
 Additional paid-in capital...................................... 175,613,459   17,490,541   5,220,074 3,709,562
                                                                    --------    --------    --------     -------
Net assets, at value.............................................$196,383,285  $22,466,332  $6,622,801$3,577,990
                                                                    ========    ========    ========     =======
Class I Shares:
 Net assets, at value............................................$195,283,821  $22,466,332  $6,622,801$3,577,990
                                                                    ========    ========    ========     =======
 Shares outstanding..............................................  11,324,756    1,528,711     522,378   361,934
                                                                    ========    ========    ========     =======
 Net asset value per share.......................................     $17.24        $14.70      $12.68     $9.89
                                                                    ========    ========    ========     =======
Class II Shares:
 Net assets, at value............................................ $ 1,099,464
                                                                    ========
 Shares outstanding..............................................    $ 63,836
                                                                    ========
 Net asset value per share.......................................      $17.22
                                                                    ========


                       The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES  Financial Statements (cont.)

Statements of Operations
for the six months ended October 31, 1995 (unaudited)

                                                                             Franklin    Franklin     Franklin
                                                                            California   Strategic     Global
                                                                            Growth Fund Income FundUtilities Fund
                                                                             --------    --------     ---------
Investment income:
 Dividends................................................................   $ 126,814    $ 16,921  $ 2,183,113
 Interest.................................................................     152,441     321,067      260,700
                                                                             --------    --------     ---------
      Total Income........................................................     279,255     337,988    2,443,813
                                                                             --------    --------     ---------
Expenses:
 Management fees, net (Note 6)............................................          --          --      368,765
 Distribution fees Class I (Note 6).......................................      19,960       8,856      148,281
 Distribution fees Class II (Note 6)......................................          --          --        2,664
 Shareholder servicing costs (Note 6).....................................       6,432         507       45,441
 Reports to shareholders..................................................       5,916         261       41,239
 Registration and filing fees.............................................       5,445          79       38,980
 Custodian fees...........................................................         627          32       17,168
 Professional fees........................................................       1,635          30       10,619
 Amortization of organization costs (Note 2)..............................       4,434          --        1,584
 Other....................................................................       1,272          26        2,487
 Payments from Manager (Note 6)...........................................     (15,147)         --           --
                                                                             --------    --------     ---------
      Total expenses......................................................      30,574       9,791      677,228
                                                                             --------    --------     ---------
       Net investment income..............................................     248,681     328,197    1,766,585
                                                                             --------    --------     ---------
Realized and unrealized gain (loss) from investments and foreign currency:
 Net realized gain (loss) on:
  Investments.............................................................   3,374,800      88,283    1,773,797
  Foreign currency transactions...........................................           0      (2,053)     (34,971)
 Net unrealized appreciation (depreciation) on:
  Investments.............................................................   1,471,292     173,109    9,358,369
  Translation of assets and liabilities denominated in foreign currencies.          --         718       (5,698)
                                                                             --------    --------     ---------
Net realized and unrealized gain (loss) on investments and foreign currency              4,846,092      260,057
11,091,497
                                                                             --------    --------     ---------
Net increase in net assets resulting from operations......................  $5,094,773    $588,254  $12,858,082
                                                                             ========    ========     =========


                       The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES  Financial Statements (cont.)

Statements of Operations (cont.)
for the six months ended October 31, 1995 (unaudited)

                                                                                           Franklin    Franklin
                                                                  Franklin     Franklin  Institutional  Natural
                                                                  Small Cap  Global Health  MidCap     Resources
                                                                 Growth Fund   Care Fund  Growth Fund    Fund*
                                                                  ---------    --------    --------    --------
Investment income:
 Dividends....................................................    $ 312,850     $ 26,240    $ 48,469    $ 11,208
 Interest.....................................................      382,597       66,560       2,021       9,430
                                                                  ---------    --------    --------    --------
      Total Income............................................      695,447       92,800      50,490      20,638
                                                                  ---------    --------    --------    --------
Expenses:
 Management fees, net (Note 6)................................      337,662           --          --          --
 Distribution fees Class I (Note 6)...........................      153,245       16,851          --       1,776
 Distribution fees Class II (Note 6)..........................          413           --          --          --
 Shareholder servicing costs (Note 6).........................       31,656        5,124          --         567
 Reports to shareholders......................................       44,289        8,124         660         810
 Registration and filing fees.................................       25,972        6,174       5,583         810
 Custodian fees...............................................        6,655        1,209         189         324
 Professional fees............................................       10,205        1,530       1,047         876
 Amortization of organization costs (Note 2)..................        1,878        1,620          --       2,145
 Other........................................................        4,479          877       1,209         648
 Payments from Manager (Note 6)...............................           --      (20,701)     (8,688)        (49)
                                                                  ---------    --------    --------    --------
      Total expenses..........................................      616,454       20,808          --       7,907
                                                                  ---------    --------    --------    --------
       Net investment income..................................       78,993       71,992      50,490      12,731
                                                                  ---------    --------    --------    --------
Realized and unrealized gain (loss) from investments and foreign currency:
  Net realized gain (loss) on:
   Investments................................................   12,532,694    1,291,147     139,178      28,587
   Foreign currency transactions..............................        4,680         (842)         --        (424)
  Net unrealized appreciation (depreciation) on:
   Investments................................................    1,310,816    2,510,080     841,991    (176,165)
   Translation of assets and liabilities denominated in foreign
 currencies...................................................           --           26          --          80
                                                                  ---------    --------    --------    --------
Net realized and unrealized gain (loss) on investments and
 foreign currency.............................................   13,848,190    3,800,411     981,169    (147,922)
                                                                  ---------    --------    --------    --------
Net increase in net assets resulting from operations..........  $13,927,183   $3,872,403  $1,031,659   $(135,191)
                                                                  =========    ========    ========    ========





*For the period June 5, 1995 (effective date) to October 31, 1995.

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES  Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended October 31, 1995
(unaudited) and the year ended April 30, 1994
                                    Franklin California       Franklin Strategic           Franklin Global
                                        Growth Fund               Income Fund              Utilities Fund
                                    -------------------       ------------------        ---------------------
                                  Six months      Year ended    Six months     Year ended    Six months   Year ended
                               ended 10/31/95      4/30/85    ended 10/31/95 ended 4/30/95* ended 10/31/95 4/30/85
                                   ---------    ---------    ---------    --------    ----------        ----------
Increase (decrease) in net assets:
 Operations:
  Net investment income.........   $ 248,681       123,528    $ 328,197   $ 406,443   $ 1,766,585    $ 4,243,241
  Net realized gain (loss) from
 investments and foreign
 currency transactions..........   3,374,800       836,699       86,230     (15,782)    1,738,826      1,602,848
  Net unrealized appreciation
 (depreciation) on investments
and translation of assets and
liabilities denominated in
foreign currencies..............   1,471,292     1,235,649      173,827     121,865     9,352,671     (2,364,729)
                                   ---------    ---------    ---------    --------    ----------     ----------
      Net increase in net
 assets resulting from
 operations.....................   5,094,773     2,195,876      588,254     512,526    12,858,082      3,481,360
Distributions to shareholders:
 From undistributed net
 investment income:
   Class I......................    (122,907)      (64,537)    (294,856)   (389,899)   (1,813,634)    (3,707,193)
   Class II.....................          --            --           --          --        (4,181)            --
 From net realized capital gains:
  Class I.......................    (533,836)     (549,224)          --          --    (1,314,584)    (3,611,890)
  Class II......................          --            --           --          --        (3,131)            --
Increase (decrease) in net assets
 from capital share transactions
 (Note 4).......................  18,460,285     7,616,445    1,934,640   6,613,079    (6,225,549)    (1,099,874)
                                   ---------    ---------    ---------    --------    ----------     ----------
      Net increase (decrease)
 in net assets..................  22,898,315     9,198,560    2,228,038   6,735,706     3,497,003     (4,937,597)
Net assets:
 Beginning of Period............  13,844,267     4,645,707    6,735,706          --   119,250,482    124,188,079
                                   ---------    ---------    ---------    --------    ----------     ----------
 End of Period.................. $36,742,582   $13,844,267   $8,963,744  $6,735,706  $122,747,485   $119,250,482
                                   =========    =========    =========    ========    ==========     ==========
Undistributed net investment income included in net assets:
  Beginning of Period...........   $  71,512     $  12,521    $  16,544      $   --   $ 1,475,101     $  939,053
                                   =========    =========    =========    ========    ==========     ==========
  End of Period.................  $  197,286     $  71,512    $  49,885   $  16,544   $ 1,423,871    $ 1,475,101
                                   =========    =========    =========    ========    ==========     ==========


                       The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES  Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1995 (unaudited) and the year ended April 30, 1994

                                                               Franklin Small Cap            Franklin Global
                                                                   Growth Fund              Health Care Fund
                                                              --------------------         -------------------
                                                             Six months    Year ended    Six months  Yearended ended
                                                             10/31/95    4/30/95 ended     10/31/95     4/30/95
                                                            ------------   -----------  -----------  -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income...................................      $ 78,993     $ 91,732      $ 71,992     $ 74,674
  Net realized gain (loss) from investments and foreign
 currency transactions....................................    12,537,374    3,405,075     1,290,305      943,505
  Net unrealized appreciation (depreciation) on
 investments and translation of assets and liabilities
 denominated in foreign currencies........................     1,310,816    6,619,781     2,510,106      189,307
                                                            ------------   -----------  -----------  -----------
      Net increase in net assets resulting from
 operations...............................................    13,927,183   10,116,588     3,872,403    1,207,486
Distributions to shareholders:
 From undistributed net investment income:
  Class I.................................................       (75,705)     (50,170)      (91,767)     (49,631)
  Class II................................................            --           --            --           --
 From net realized capital gains:
  Class I.................................................    (2,227,891)  (2,378,735)           --     (469,438)
  Class II................................................            --           --            --           --
Increase (decrease) in net assets from capital share
 transactions (Note 4)....................................   121,750,063   31,406,861     5,779,767    6,422,416
                                                            ------------   -----------  -----------  -----------
      Net increase (decrease) in net assets...............   133,373,650   39,094,544     9,560,403    7,110,833
Net assets:
 Beginning of Period......................................    63,009,635   23,915,091    12,905,929    5,795,096
                                                            ------------   -----------  -----------  -----------
 End of Period............................................  $196,383,285  $63,009,635   $22,466,332  $12,905,929
                                                            ============   ===========  ===========  ===========
Undistributed net investment income included in net assets:
  Beginning of Period.....................................      $ 49,242      $ 7,680      $ 31,883      $ 6,840
                                                            ============   ===========  ===========  ===========
  End of Period...........................................      $ 52,530     $ 49,242      $ 12,108     $ 31,883
                                                            ============   ===========  ===========  ===========


                       The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES  Financial Statements (cont.)

Statements of Changes in Net Assets (cont.)
for the six months ended October 31, 1995 (unaudited) and the year ended April 30, 1994

                                                                          Franklin Institutional  Franklin Natural
                                                                            MidCap Growth Fund     Resources Fund
                                                                            ------------------      ------------
                                                                           Six months  Year ended  For the period
                                                                         ended 10/31/95  4/30/95  ended 10/31/95**
                                                                           ----------- ----------   ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.................................................     $ 50,490   $ 109,010       $ 12,731
  Net realized gain (loss) from investments and foreign currency
 transactions...........................................................      139,178     (75,022)        28,163
  Net unrealized appreciation (depreciation) on investments and translation
 of assets and liabilities denominated in foreign currencies............      841,991     478,214       (176,085)
                                                                           ----------- ----------   ------------
      Net increase in net assets resulting from operations..............    1,031,659     512,202       (135,191)
Distributions to shareholders:
 From undistributed net investment income:
  Class I...............................................................      (56,910)   (103,704)            --
 From net realized capital gains:
  Class II..............................................................           --          --             --
Increase (decrease) in net assets from capital share transactions (Note 4)     56,910     111,288      3,713,181
                                                                           ----------- ----------   ------------
      Net increase (decrease) in net assets.............................    1,031,659     512,202      3,577,990
Net assets:
 Beginning of Period....................................................    5,591,142   5,078,940             --
                                                                           ----------- ----------   ------------
 End of Period..........................................................   $6,622,801  $5,591,142     $3,577,990
                                                                           =========== ==========   ============
Undistributed net investment income included in net assets:
 Beginning of Period....................................................     $ 41,792    $ 36,486            $--
                                                                           =========== ==========   ============
 End of Period..........................................................     $ 35,372    $ 41,792       $ 12,731
                                                                           =========== ==========   ============





**For the period June 5, 1995 (effective date) to October 31, 1995.

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Series) is an open-end, management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Series currently consists of eight separate funds (the Funds). There are three separate diversified funds Franklin Small Cap Growth Fund (the Small Cap Fund), Franklin Institutional MidCap Growth Fund (the Institutional MidCap Growth Fund) and Franklin MidCap Growth Fund (the MidCap Growth Fund); and five separate non-diversified funds: Franklin California Growth Fund (the California Growth Fund), Franklin Strategic Income Fund (the Strategic Income
Fund), Franklin Global Health Care Fund (the Global Health Fund) Franklin Global Utilities Fund (the Global Utilities Fund) and Franklin Natural Resources Fund (the Natural Resources Fund). Each of the Funds issues a separate series of shares and maintains a totally separate investment portfolio.

The Natural Resources Fund was effective on June 6, 1995. The MidCap Growth Fund has been effective since June 15, 1993, but has not commenced operations.

The Global Utilities fund and the Small Cap Growth Fund offer two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred charges and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares for the Global Utilities Fund began May 1, 1995 and for the Small Cap Growth Fund began October 1, 1995. At the time of the offering, all previously outstanding shares became Class I shares. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuations:

Portfolio securities listed on a securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and asked prices. Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Manager. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Directors.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the New York Stock Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board of Directors.

The fair values of securities restricted as to resale, if any, are determined following procedures established by the Board of Trustees -- see Note 7.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

B. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

C. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

D. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount is amortized as required by the Internal Revenue Code.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale and net realized gain
(loss) from foreign currency transactions.

E. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Funds may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying statement of investments in securities and net assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

F. Expense Allocation:

Common expenses incurred by the Series are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

G. Foreign Currency Translation:

The accounting records of the Series are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian bank.

The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.






1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

G. Foreign Currency Translation (cont.):

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade date and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at semi-fiscal year end, resulting from changes in exchange rates.

H. Repurchase Agreements:

The Series may enter into a Joint Repurchase Agreement whereby each fund's uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement are allocated to the Funds based on their pro-rata interest.

In a repurchase agreement, the Fund purchase a U.S. government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Fund to the seller, collaterized by the underlying security. The transaction requires the initial collateralization of the seller's obligation by U.S. government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the Fund, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The collateral is delivered to the Fund's custodian and held until resold to the dealer or bank. At October 31, 1995, all outstanding joint repurchase agreements held by the Funds had been entered into on that date.

I. Forward Foreign Currency Contracts:

A forward currency contract, which is individually negotiated and privately traded by currency traders and their customers, is a commitment to purchase or sell a specific currency for an agreed-upon price at a future date.

The Strategic Income Fund may enter into forward contracts with the objective of minimizing the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. The Fund may also enter into a forward contract in relation to a security denominated in a foreign currency or when it anticipates receipt in a foreign currency of dividends or interest payments in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

Any gain or loss realized from a forward currency contract is recorded as a realized gain or loss from investments. See the accompanying Statement of Operations for the fund's total realized gains or losses from investments during the period.

The Fund segregates in its custodian bank sufficient cash, cash equivalents or readily marketable debt securities as collateral for commitments created by open forward contracts. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.





As of October 31, 1995, the Strategic Income Fund had the following forward foreign currency contracts outstanding:

                                                                                                       Unrealized
Contracts to Sell                                                  In Exchange for Settlement Date     Gain (Loss)
---------------------------------------------                        ----------      ----------          -------
 190,000   Canadian Dollars .................................  U.S.     $139,291      11/07/95     U.S.  $(2,547)
 105,000   Canadian Dollars .................................  U.S.     $ 76,819      11/08/95            (1,565)
  85,000   Canadian Dollars .................................  U.S.     $ 62,362      11/07/95            (1,092)
                                                                     ----------                          -------
                                                               U.S.     $278,472                          (5,204)
                                                                     ----------                          -------
Contracts to Buy
---------------------------------------------
105,000Canadian Dollars .....................................  U.S.     $ 76,422      11/08/95             1,962
                                                                     ----------                          -------
Net unrealized depreciation ...................................................................... U.S.  $(3,242)
                                                                                                         =======

2. UNAMORTIZED ORGANIZATION COSTS

The organization costs of the Series are amortized on a straight-line basis over a period of five years from the effective date of registration under the Securities Act of 1933. In the event that Franklin Resources, Inc. (which was the sole shareholder prior to the effective date of registration) redeems its shares within the five-year period, the pro rata share of the then-unamortized deferred organization costs will be deducted from the redemption price paid to Franklin Resources, Inc. New investors purchasing shares of the Series subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income. The Series' Manager advanced all of the organization costs of the Funds, except for the Global Utilities Fund, which amounted to $33,267, $18,775, $16,816, and $25,730 for the California Growth Fund, the Small Cap Fund, and the Global Health Fund, and the Natural Resources Fund, respectively. In an effort to reduce the Funds' expenses, the manager has agreed in advance to waive repayment of the current period's amortization of $4,434, $1,878, $1,620 and $2,145, for the California Growth Fund, the Small Cap Fund, the Global Health Fund, and the Natural Resources Fund, respectively.


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At October 31, 1995, for tax purposes, the Funds had accumulated net realized gains or capital loss carryovers as follows:


                                                                  Franklin    Franklin     Franklin    Franklin
                                                                 California    Global      Small Cap Global Health
                                                                 Growth FundUtilities FundGrowth Fund  Care Fund
                                                                  --------    --------     --------    --------
Accumulated net realized gains ................................    $532,804   $1,315,465  $2,220,904    $528,260
                                                                  ========    ========     ========    ========
                                                                   Franklin
                                                               Institutional
                                                                   Midcap
                                                                Growth Fund
                                                                  --------
Capital loss carryovers
 Expiring in: 2003.............................................     $67,804
                                                                  ========

The Strategic Income Fund has a deferred foreign currency loss of $15,782 deemed to be incurred on the first day of the following fiscal year for federal income tax purposes.

For tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at October 31, 1995 by $1,818 in the Global Utilities Fund, $182,250 in the Small Cap Growth Fund, $3,181 in the Global Health Fund, and $4,104 in the Institutional MidCap Growth Fund.


4. TRUST SHARES

At October 31, 1995, there were an unlimited number of $.01 par value shares authorized. Transactions in each of the Funds' shares for the six months ended October 31, 1995 and for the year ended April 30, 1995 were as follows:



                                           Franklin California    Franklin Strategic         Franklin Global
                                               Growth Fund           Income Fund*            Utilities Fund
                                           ------------------      ----------------        -------------------
Class I Shares:                           Shares       Amount     Shares     Amount       Shares       Amount
                                         --------     ---------   ------    --------     --------    ----------
Six months ended October 31, 1995 -
 Shares sold .........................    514,779   $ 8,286,105   114,710  $1,196,390     260,234    $ 3,326,163
 Shares issued in reinvestment of
 distributions .......................     38,862       570,497    26,727     277,274     215,040      2,677,243
 Shares redeemed .....................    (49,571)     (810,523)   (9,793)   (102,473)   (822,451)   (10,521,922)
 Changes from exercise of exchange
 privilege:
   Shares sold .......................  1,053,263    16,955,173    57,118     597,149   1,559,854     20,050,460
   Shares redeemed ...................   (397,698)   (6,540,967)   (3,238)    (33,700) (1,770,537)   (22,696,993)
                                         --------     ---------   ------    --------     --------    ----------
Net increase (decrease) ..............  1,159,635   $18,460,285   185,524  $1,934,640    (557,860)  $ (7,165,049)
                                         ========     =========   ======    ========     ========    ==========
Year ended April 30, 1995 -
 Shares sold..........................    177,789   $ 2,286,030   591,961  $5,923,336   1,300,280    $15,677,001
 Shares issued in reinvestment of
 distributions........................     49,674       577,174    37,975     374,342     525,655      6,120,700
 Shares redeemed......................    (51,488)     (652,107)   (4,853)    (49,419) (1,571,981)   (18,781,605)
 Changes from exercise of exchange
 privilege:
   Shares sold........................    517,956     6,624,501    51,246     509,787   1,108,116     13,411,365
   Shares redeemed....................    (92,961)   (1,219,153)  (14,585)   (144,967) (1,468,342)   (17,527,335)
                                         --------     ---------   ------    --------     --------    ----------
Net increase (decrease) ..............    600,970   $ 7,616,445   661,744  $6,613,079    (106,272)  $ (1,099,874)
                                         ========     =========   ======    ========     ========    ==========
Class II Shares:

Six months ended October 31, 1995 -
 Shares sold .........................                                                     74,073   $    945,198
 Shares issued in reinvestment of
 distributions .......................                                                        416          5,182
 Shares redeemed .....................                                                         --             --
 Changes from exercise of exchange
 privilege:
   Shares sold .......................                                                      3,389         44,047
   Shares redeemed ...................                                                     (4,229)       (54,927)
                                                                                         --------    ----------
Net increase..........................                                                     73,649   $    939,500
                                                                                         ========    ==========
*For the period ended October 31, 1995 and the year ended April 30, 1995.





4. TRUST SHARES (cont.)


                                                 Franklin Small Cap         Franklin Global   Institutional MidCap
                                                     Growth Fund           Health Care Fund        Growth Fund
                                                --------------------       -----------------      -------------
Class I Shares:                                Shares        Amount      Shares      Amount     Shares   Amount
                                              --------     ----------    -------    ---------    -----   -------
Six months ended October 31, 1995 -
 Shares sold ...............................  4,504,214   $ 76,872,271   292,308    $4,072,412      --      $ --
 Shares issued in reinvestment of
 distributions .............................    123,747      1,949,021     6,734        81,346   5,019    56,910
 Shares redeemed............................   (329,636)    (5,617,678)  (49,518)     (646,492)     --        --
 Changes from exercise of exchange privilege:
  Shares sold ..............................  5,124,993     87,332,240   509,577     7,171,316      --        --
  Shares redeemed .......................... (2,326,852)   (39,887,692) (357,545)   (4,898,815)     --        --
                                              --------     ----------    -------    ---------    -----   -------
Net increase ...............................  7,096,466   $120,648,162   401,556    $5,779,767   5,019  $ 56,910
                                              ========     ==========    =======    =========    =====   =======
Year ended April 30, 1995
 Shares sold................................  1,050,774   $ 14,073,399   295,333   $ 3,331,812      --      $ --
 Shares issued in reinvestment of
  distributions.............................    165,206      1,980,868    43,569       460,121  11,755   111,288
 Shares redeemed............................   (377,504)    (4,925,437)  (99,454)   (1,111,831)     --        --
 Changes from exercise of exchange privilege:
  Shares sold...............................  3,300,526     43,456,084   737,966     8,349,736      --        --
  Shares redeemed........................... (1,785,818)   (23,178,053) (405,973)   (4,607,422)     --        --
                                              --------     ----------    -------    ---------    -----   -------
Net increase................................  2,353,184   $ 31,406,861   571,441   $ 6,422,416  11,755  $111,288
                                              ========     ==========    =======    =========    =====   =======
Class II Shares:
Six months ended October 31, 1995 -**
 Shares sold ...............................     53,790     $  927,904
 Shares issued in reinvestment of
 distributions .............................         --             --
 Shares redeemed ...........................        (60)        (1,035)
 Changes from exercise of exchange privilege:
  Shares sold ..............................     10,106        175,032
  Shares redeemed ..........................          --              --
                                              --------     ----------
Net increase................................     63,836    $ 1,101,901
                                              ========     ==========
**For the period October 1, 1995 (effective date for Class II shares) to October
31, 1995.





4. TRUST SHARES (cont.)

                                                                                              Franklin Natural
                                                                                               Resources Fund
                                                                                              ----------------
Class I Shares:                                                                             Shares     Amount
                                                                                            ------    ---------
Six months ended October 31, 1995 -***
 Shares sold ............................................................................  300,397    $3,075,939
 Shares issued in reinvestment of distributions .........................................       --            --
 Shares redeemed ........................................................................     (517)       (5,116)
 Changes from exercise of exchange privilege:
 Shares sold ............................................................................   83,652       867,624
 Shares redeemed ........................................................................  (21,598)     (225,266)
                                                                                            ------    ---------
Net increase ............................................................................  361,934    $3,713,181
                                                                                            ======    =========
***For the period June 6, 1995 (effective date) to October 31, 1995.

5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the six months ended October 31, 1995, were as follows:

                                                                                           Franklin    Franklin
                         Franklin     Franklin     Franklin     Franklin      Franklin   Institutional  Natural
                        California    Strategic     Global      Small Cap   Global Health   MidCap     Resources
                        Growth Fund  Income FundUtilities Fund Growth Fund    Care Fund   Growth Fund    Fund
                         ---------    --------     ---------   ----------     --------     --------    --------
Purchases ............  $26,466,454  $4,351,645  $21,183,866   $188,155,267   $9,249,030  $1,527,691  $3,794,802
                         =========    ========     =========   ==========     ========     ========    ========
Sales ................  $10,788,643  $3,071,491  $33,876,342   $ 70,173,862   $6,429,021  $1,445,293   $ 305,605
                         =========    ========     =========   ==========     ========     ========    ========

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisors, Inc., under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to each Fund, except for the Institutional MidCap Growth Fund and Strategic Income Fund, and receives fees computed monthly based on the net assets of each Fund, at an annualized rate of .625 of 1% of the average daily net assets up to and including $100 million; .50 of 1% of the average daily net assets over $100 million, up to and including $250 million; .45 of 1% of the average daily net assets over $250 million, up to and including $10 billion; .44 of 1% of the average daily net assets over $10 billion, up to and including $12.5 billion;
 .42 of 1% of the average daily net assets over $12.5 billion, up to and including $15 billion; and .40 of 1% of the average net assets over $15 billion. For the Strategic Income Fund, Franklin Advisers, Inc. receives fees computed monthly based on the net assets of this fund, at an annual rate of .625 of 1% of the average daily net assets up to and including $100 million; .50 of 1% of the daily average net assets over $100 million, up to and including $250 million;
 .45 of 1% of the average daily net assets over $250 million. Franklin Institutional Services Corporation (FISCO) serves as the investment advisor for the Institutional MidCap Growth Fund, and receives fees computed monthly at the annual rate of .65 of 1% the Fund's average daily net assets .






6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

The terms of the management agreement provide that aggregate annual expenses of the Series' be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Series' shares are registered. The Series' expenses did not exceed these limitations; however, for the period ended October 31, 1995, Franklin Advisors, Inc. and FISCO agreed in advance to waive a the management fees, as indicated below, in an effort to minimize the Series' expenses. Additionally Franklin Advisors, Inc. made payments, including waiver of repayment of organization costs advances, of $15,147, $20,701, and $531, for other expenses as shown in the Statement of Operations for the California Growth Fund, the Global Health Fund and the Natural Resources Fund, respectively.



                                                                   Franklin Advisors, Inc.
                                                                                                       Franklin
                                   Franklin      Franklin      Franklin     Franklin      Franklin      Natural
                                  California     Strategic      Global      Small Cap   Global Health  Resources
                                  Growth Fund   Income Fund Utilities Fund Growth Fund    Care Fund      Fund
                                   --------      ---------     --------     --------      --------     --------
Management fees earned ........      $80,606       $24,543      $368,765     $393,791        $50,218      $5,075
Less reduction of fees ........       80,606        24,543            --       56,129         50,218       5,075
                                   --------      ---------     --------     --------      --------     --------
Management fees paid .........          $ --          $ --      $368,765     $337,662           $ --        $ --
                                   ========      =========     ========     ========      ========     ========

                                                                                                         FISCO
                                                                                                       --------
                                                                                                       Franklin
                                                                                                     Institutional
                                                                                                        MidCap
                                                                                                      Growth Fund
                                                                                                       --------
Management fees earned ............................................................................      $20,539
Less reduction of fees ............................................................................       20,539
                                                                                                       --------
Management fees paid ..............................................................................         $ --
                                                                                                       ========

Pursuant to a shareholder service agreement with Franklin/Templeton Investor Services, Inc., the Series pays costs on a per shareholder account basis. Shareholder servicing costs of $90,406 were incurred for the period ended October 31, 1995, of which $108,920 was for services provided by Franklin/Templeton Investor Services, Inc. In an effort to minimize such costs, Franklin/Templeton Investor Services, Inc. agreed in advance to waive shareholder servicing costs of $2 in the Institutional MidCap Growth Fund for the six months ended October 31, 1995.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, the Funds, except for the Institutional MidCap Growth Fund, will reimburse Franklin/Templeton Distributors, Inc. in an amount up to .25% of the average daily net assets, while the Natural Resources Fund will reimburse up to a maximum of .35% per annum of the Fund's average daily net assets, for costs incurred in the promotion, offering and marketing of the Funds' shares. The Franklin Global Utilities Fund and the Franklin Small Cap Growth Fund will reimburse Franklin/Templeton Distributors, Inc., in an amount up to a maximum of 1.00% for Class II's average daily net assets for costs incurred in the promotion, offering and marketing of the Funds; Class II shares. Costs incurred by the Series under the agreement aggregated $357,464 for the six months ended October 31, 1995.






6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

In its capacity as underwriter for the shares of Funds, except for the Institutional MidCap Growth Fund, Franklin/Templeton Distributors, Inc., received commissions on sales of the Funds' capital shares. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Franklin/Templeton Distributors, Inc., may also make payments, out of its own resources, to the dealers for certain sales of Class I and Class IIshares. Commissions received by Franklin/Templeton Distributors, Inc., and the amounts which were subsequently paid to other dealers for the six months ended October 31, 1995, were as follows:

                                                                                                       Franklin
                                   Franklin      Franklin      Franklin     Franklin      Franklin      Natural
                                  California     Strategic      Global      Small Cap   Global Health  Resources
Class I                           Growth Fund   Income Fund Utilities Fund Growth Fund    Care Fund      Fund
-----------------------            --------      ---------     --------     --------      --------     --------
Total commissions received ....     $341,922       $32,195      $135,857    $2,453,914       $99,612     $35,390
                                   ========      =========     ========     ========      ========     ========
Paid to other dealers .........     $304,271       $30,101      $120,918    $2,182,717       $90,063     $36,294
                                   ========      =========     ========     ========      ========     ========
Class II
-----------------------
Total commissions received ....                                  $ 9,630      $  8,296
                                                               ========     ========
Paid to other dealers .........                                 $ 11,522     $  16,602
                                                               ========     ========


Certain officers and trustees of the Series are also officers and/or directors of Franklin/Templeton Distributors, Inc., Franklin Advisors, Inc., Franklin Institutional Services Corporation, and Franklin/Templeton Investors Services, Inc. all wholly-owned subsidiaries of Franklin Resources, Inc.

At October 31, 1995, Franklin Resources owned 12% of the California Growth Fund, 66% of the Strategic Income Fund, 7% of the Global Health Fund, 28% of the Natural Resources Fund, and 100% of the Institutional MidCap Growth Fund.


7. RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities Exchange Commission pursuant to the Securities Act of 1933. The Series may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Series values these restricted securities as disclosed in Note 1. At October 31, 1995, the California Growth Fund held the following restricted security:

Shares                                   Security                                 Acquisition Date  Cost    Value
-----              -----------------------------------------------------             -----------    ----    ----
  486    Lynx Therapeutics, Inc. ...............................................      10/19/92      $328     $--







8. RULE 144A SECURITIES

Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resales of restricted securities to qualified institutional investors. The Series values these securities as disclosed in Note 1. At October 31, 1995, 144A securities were as follows:
                                                                                                        Franklin
                                                                             Franklin      Franklin      Natural
                                                                             Strategic      Global      Resources
                                                                            Income Fund Utilities Fund    Fund
                                                                             --------      --------      -------
Value....................................................................    $1,044,538   $2,618,070    $179,908
                                                                             ========      ========      =======
Ratio of value to net assets.............................................        11.65%        2.13%       5.03%
                                                                             ========      ========      =======

See the accompanying statement of investments in securities and net assets for specific information of such securities.


9. LOANS OF PORTFOLIO SECURITIES

During the period ended October 31, 1995, the Small Cap Growth Fund loaned securities to certain brokers for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities The cash collateral received is invested by the Fund in short-term instruments and any interest income in excess of a predetermined rebate to the brokers is kept by the fund as interest income. Interest income from this source amounted to $19,198 for the period ended October 31, 1995.


10. FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each year by Fund are as follows:

10. FINANCIAL HIGHLIGHTS (cont.)



                             Per Share Operating Performance                                         Ratios/Supplemental Data
                    ------------------------------------------------                                 ------------------------
                         Net                              Distri-                                               Ratio of Net
                         Realized &            Distri-    butions          Net             Net       Ratio of   Investment
       Net Asset Net     Unrealized            butions    From             Asset           Assets    Expenses   Income to
       Value at  Invest- Gain       Total From From  Net  Realized Total   Value           at End    to Average Average   Portfolio
Year  Beginning  ment   (Loss)on    Investment Investment Capital  Distri- at End   Total  of Year    Net       Net Assets Turnover
Ended  of Year   Income Securities Operations  Income     Gains    butions of Year  Return*(in 000's) Assets***(See Note 6  Rate

Franklin Small Cap Growth Fund:
Class I Shares:
19923  $10.00    $.04  $(.460)      $(.420)       --         --         --   $9.58 (19.96)** $ 1,268    --       2.45**      2.41
1993     9.58     .07    .657         .727     (.087)        --      (.087)  10.22   7.66      6,026    --       0.84       63.15
1994    10.22     .03   2.944        2.974     (.043)     (.401)     (.444)  12.75  29.26     23,915   .30       0.24       89.60
1995    12.75     .03   3.138        3.168     (.021)     (.997)     (1.018) 14.9   27.05     63,010   .69       0.25      104.84
19957   14.90     .01   2.756        2.766     (.014)     (.412)     (.426)  17.24  18.83    195,284   .92**     0.12**     57.10
Class II Shares:
1995+   17.69     --    (.470)       (.470)       --         --         --   17.22  (2.66)     1,099  1.70**     (.36)**    57.10
Franklin Global Health Care Fund:
Class I Shares:
19923   10.00     .02  (1.180)      (1.160)       --         --         --    8.84 (55.14)**   1,368    --       1.68**     41.01
1993     8.84     .09    .037         .127     (.087)        --      (.087)   8.88   1.41      3,422    --       1.13       62.74
1994     8.88     .07   1.856        1.926     (.078)     (.298)     (.376)  10.43  21.93      5,795   .10        .68      110.82
1995    10.43     .08   1.560        1.640     (.061)     (.559)     (.620)  11.45  16.33     12,906   .25        .80       93.79
19957   11.45     .06   3.272        3.332     (.082)        --      (.082)  14.7   29.26     22,466   .25**      .90**     46.09
Franklin Institutional MidCap Growth Fund:
Class I Shares:
19944   10.00     .15    .014         .164     (.079)     (.035)     (.114)  10.05   1.62      5,079    --       2.21**     70.53
1995    10.05     .21    .769         .979     (.204)     (.015)     (.219)  10.81  10.06      5,591    --       2.12      163.54
19957   10.81     .10   1.880        1.980     (.110)        --      (.110)  12.68  18.44      6,623    --       1.61**     23.46
Franklin Natural Resources Fund:
Class I Shares:
19956   10.00     .04   (.150)       (.110)       --         --         --    9.89  (1.10)     3,578   .98**     1.59**     16.54



1For the period October 18, 1991 (effective date) to April 30, 1992. 2For the period July 2, 1992 (effective date) to April 30, 1993.
3For the period February 14, 1992 (effective date) to April 30, 1992. 4For the period August 17, 1993 (effective date) to April 30, 1994. 5For the period May 24, 1994 (effective date) to April 30, 1995.
6For the period June 5, 1995 (effective date) to October 31, 1995. 7For the six months ended October 31, 1995.
+For the period October 1, 1995 to October 31, 1995.

*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum initial sales charge or the deferred contingent sales charge. The total return for the Funds also assumes reinvestment of dividends and capital gains, if any, at net asset value.
**Annualized
***During the periods indicated, Franklin Advisers, Inc. and FISCO agreed to waive in advance a portion of their management fees and made payments of other expenses incurred by the Funds in the Series. Had such action not been taken, the ratios of operating expenses to average net assets would of been as follows:





Ratio of expenses
                                     to average net assets
Franklin California Growth Fund
  19921.............................        1.61%**
  1993..............................        1.99
  1994..............................        1.89
  1995..............................        1.27
  19957.............................         .98**
Franklin Strategic Income Fund
  1995..............................        1.38**
  19957.............................         .87
Franklin Global Utilities Fund
  19932.............................        1.51%**
  1994..............................        1.28
Franklin Natural Resources Fund
  19956.............................        1.62%**


                                       Ratio of expenses
                                     to average net assets
Franklin Small Cap Growth Fund
  19923.............................        1.74%**
  1993..............................        1.95
  1994..............................        1.58
  1995..............................        1.16
  19957.............................        1.00**
Franklin Global Health Care Fund
  19923.............................        1.62%**
  1993..............................        2.16
  1994..............................        1.74
  1995..............................        1.37
  19957.............................        1.14**
Franklin Institutional MidCap Growth Fund
  19944.............................        0.91%**
  1995..............................        0.98
  19957.............................        0.66**